MERRILL LYNCH FLORIDA LIMITED MATURITY MUNICIPAL BOND FUND,

A SERIES OF MERRILL LYNCH MULTI-STATE
LIMITED MATURITY MUNICIPAL SERIES TRUST
P.O. Box 9011
Princeton, New Jersey 08543-9011

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

To Be Held On March 18, 2002

To the Shareholders of

Merrill Lynch Florida Limited Maturity Municipal Bond Fund:

      NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Meeting”) of Merrill Lynch Florida Limited Maturity Municipal Bond Fund (the “Florida Fund”), a series of Merrill Lynch Multi-State Limited Maturity Municipal Series Trust (“Limited Maturity Trust”), will be held at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Monday, March 18, 2002 at 9:00 a.m., Eastern time, for the following purposes:

(1) To elect the Board of Trustees of Limited Maturity Trust to serve until their successors have been duly elected and qualified, until their earlier resignation or removal, or until the termination of Limited Maturity Trust;

(2) To approve or disapprove an Agreement and Plan of Reorganization (the “Agreement and Plan”) between Merrill Lynch Municipal Bond Fund, Inc. (“Municipal Bond Fund”) and Limited Maturity Trust providing for the acquisition of substantially all of the assets, and the assumption of substantially all of the liabilities, of the Florida Fund by the Limited Maturity Portfolio (the “Limited Maturity Portfolio”), a series of Municipal Bond Fund, and the simultaneous distribution to the Florida Fund of newly-issued shares of common stock of the Limited Maturity Portfolio having an aggregate net asset value equal to the value of the net assets of the Florida Fund acquired by the Limited Maturity Portfolio. The Agreement and Plan also provides for the distribution, on a proportionate basis, of such shares of common stock of the Limited Maturity Portfolio to the shareholders of the Florida Fund in liquidation of the Florida Fund. A vote in favor of this proposal by the shareholders of the Florida Fund will constitute a vote in favor of: (a) the liquidation of the Florida Fund, (b) the termination of the Florida Fund as a separate series of Limited Maturity Trust, (c) the liquidation of Limited Maturity Trust, (d) the termination of Limited Maturity Trust as a Massachusetts business trust, and (e) the termination of Limited Maturity Trust’s registrations under the Investment Company Act of 1940, as amended and the Securities Act of 1933, as amended; and

(3) To transact such other business as properly may come before the Meeting or any adjournment thereof.

      If the shareholders of the Florida Fund do not approve the Agreement and Plan as described herein, then the Board of Trustees of Limited Maturity Trust elected at the Meeting will continue to serve as the Trustees of Limited Maturity Trust until their successors have been duly elected and qualified or until their earlier resignation or removal. If the shareholders of the Florida Fund approve the Agreement and Plan and the Reorganization is consummated, they will become shareholders of the Limited Maturity Portfolio. The Board of Directors of Municipal Bond Fund is responsible for the overall supervision of the operations of the Limited Maturity Portfolio.

      Shareholders of the Florida Fund are not entitled to appraisal rights in connection with the reorganization transaction.

      The Board of Trustees of Limited Maturity Trust has fixed the close of business on January 22, 2002 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment(s) thereof.

      A complete list of the shareholders of the Florida Fund entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Florida Fund for any purpose germane to the Meeting during ordinary business hours from and after March 4, 2002, at the offices of Limited Maturity Trust, 800 Scudders Mill Road, Plainsboro, New Jersey.

      You are cordially invited to attend the Meeting. Shareholders of the Florida Fund who do not expect to attend the Meeting in person are requested to complete, date, and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Trustees of Limited Maturity Trust.

      If you have any questions regarding the enclosed proxy materials or need assistance in voting your shares, please contact our proxy solicitor, Georgeson Shareholder, at 1-866-515-0325.

By Order of the Board of Trustees,

ALICE A. PELLEGRINO
Secretary
Merrill Lynch Multi-State Limited Maturity
Municipal Series Trust

Plainsboro, New Jersey

Dated: February 10, 2002

PROXY STATEMENT OF
MERRILL LYNCH FLORIDA LIMITED MATURITY MUNICIPAL BOND FUND,
A SERIES OF MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST
FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS

To Be Held On March 18, 2002

PROSPECTUS OF

THE LIMITED MATURITY PORTFOLIO OF MERRILL LYNCH MUNICIPAL BOND FUND, INC.
P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
(609) 282-2800

          This Proxy Statement and Prospectus (“Proxy Statement and Prospectus”) is furnished to you because you are a shareholder of Merrill Lynch Florida Limited Maturity Municipal Bond Fund (the “Florida Fund”), a series of Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, a Massachusetts business trust (“Limited Maturity Trust”), and you are being asked to consider:

(1) the election of the Board of Trustees of Limited Maturity Trust; and

(2) the acquisition of the Florida Fund by the Limited Maturity Portfolio (the “Limited Maturity Portfolio”), a series of Merrill Lynch Municipal Bond Fund, Inc., a Maryland corporation (“Municipal Bond Fund”).

      Proposal 2 will involve a two-step transaction:

FIRST, the Limited Maturity Portfolio will acquire substantially all of the assets, and will assume substantially all of the liabilities, of the Florida Fund in return for an equal aggregate value of newly-issued shares of common stock of the Limited Maturity Portfolio.

SECOND, the Florida Fund will distribute the shares of common stock of the Limited Maturity Portfolio received in the reorganization to its shareholders.

          This two-step transaction will be referred to in this Proxy Statement and Prospectus as the “Reorganization.” After the Reorganization is completed, the Florida Fund will be terminated as a series of Limited Maturity Trust and Limited Maturity Trust will be terminated as a Massachusetts business trust and as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

          A Special Meeting of Shareholders of the Florida Fund will be held on March 18, 2002 to elect the Board of Trustees of Limited Maturity Trust and to obtain shareholder approval of the Reorganization (the “Meeting”).

          This Proxy Statement and Prospectus sets forth concisely the information about the Limited Maturity Portfolio that a shareholder of the Florida Fund should know before considering the Reorganization and should be retained for future reference. Limited Maturity Trust has authorized the solicitation of proxies in connection with the election of the Board of Trustees of Limited Maturity Trust and the Reorganization solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.

continued on next page

             The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement and Prospectus. Any representation to the contrary is a criminal offense.

The date of this Proxy Statement and Prospectus is February 10, 2002

      The Board of Trustees of Limited Maturity Trust has fixed the close of business on January 22, 2002 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment(s) thereof. Each shareholder of the Florida Fund as of the Record Date will be entitled to one vote for each share of the Florida Fund held, with no share having cumulative voting rights. As of the Record Date, the Florida Fund had 318,131 Class A shares outstanding, 530,459 Class B shares outstanding, 1,998 Class C shares outstanding, and 286,492 Class D shares outstanding.

      With this Proxy Statement and Prospectus you will also receive the following documents:

•	Prospectus of Municipal Bond Fund, dated October 5, 2001 (the “Municipal Bond Fund Prospectus”); and

•	Annual Report to Stockholders of Municipal Bond Fund (the “Municipal Bond Fund Annual Report”) for the fiscal year ended June 30, 2001.

      Both the Municipal Bond Fund Prospectus and the Municipal Bond Fund Annual Report are incorporated by reference into this Proxy Statement and Prospectus, which means that they are legally considered to be part of this Proxy Statement and Prospectus.

      Certain other documents containing information about the Florida Fund, the Limited Maturity Portfolio, Limited Maturity Trust, and Municipal Bond Fund have been filed with the Securities and Exchange Commission (the “Commission”) and may be obtained, without charge, by writing to Limited Maturity Trust or Municipal Bond Fund at the address above, or by calling 1-800-995-6526. These documents are:

•	Statement of Additional Information of Municipal Bond Fund, dated October 5, 2001 (the “Municipal Bond Fund Statement”);

•	Prospectus of the Florida Fund, dated November 19, 2001 (the “Florida Prospectus”);

•	Statement of Additional Information of the Florida Fund, dated November 19, 2001 (the “Florida Statement”); and

•	Statement of Additional Information relating to this Proxy Statement and Prospectus, dated February 10, 2002 (the “Statement of Additional Information”).

      The Florida Prospectus and the Statement of Additional Information are also incorporated by reference into this Proxy Statement and Prospectus. The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, other material incorporated herein by reference, and other information regarding Limited Maturity Trust, the Florida Fund, Municipal Bond Fund, and the Limited Maturity Portfolio.

      The investment objectives of the Florida Fund and the Limited Maturity Portfolio are similar; however, they differ with respect to how fund shares are treated for purposes of Florida intangible personal property tax. The investment objective of the Florida Fund is to provide shareholders with income exempt from Federal income taxes and the opportunity to own shares whose value is exempt from Florida intangible personal property tax. The investment objective of the Limited Maturity Portfolio is to provide stockholders with as high a level of income exempt from Federal income taxes as is consistent with its investment policies.

      The address of the principal executive offices of Limited Maturity Trust and Municipal Bond Fund is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2800.

INTRODUCTION
ITEM 1:ELECTION OF BOARD MEMBERS
ITEM 2.THE REORGANIZATION
SUMMARY
The Reorganization
Fee Tables
RISK FACTORS AND SPECIAL CONSIDERATIONS
COMPARISON OF THE FUNDS
Financial Highlights
INVESTMENT OBJECTIVES AND POLICIES
Description of Municipal Bonds
Other Investment Policies
Investment Restrictions
Management
Purchase of Shares
Redemption of Shares
Performance
Code of Ethics
Shareholder Rights
Dividends
Automatic Dividend Reinvestment Plan
Tax Information
Portfolio Transactions
Portfolio Turnover
Additional Information
THE REORGANIZATION
General
Procedure
Terms of the Agreement and Plan of Reorganization
Potential Benefits to Shareholders of the Florida Fund as a Result of the Reorganization
Tax Consequences of the Reorganization
Appraisal Rights
Capitalization
INFORMATION CONCERNING THE SPECIAL MEETING
Date, Time and Place of Meeting
Solicitation, Revocation and Use of Proxies
Record Date and Outstanding Shares
Security Ownership of Certain Beneficial Owners and Management of the Florida Fund and the Limited Maturity Portfolio
Voting Rights and Required Vote
ADDITIONAL INFORMATION
LEGAL PROCEEDINGS
LEGAL OPINIONS
EXPERTS
SHAREHOLDERS’ MEETINGS
SHAREHOLDER PROPOSALS
EXHIBIT I —AGREEMENT AND PLAN OF REORGANIZATION
EXHIBIT III —RATINGS OF MUNICIPAL BONDS AND COMMERCIAL PAPER
EXHIBIT IV — SECURITY OWNERSHIP

INTRODUCTION

      This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of Limited Maturity Trust on behalf of the Florida Fund for use at the Meeting to be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey, on Monday, March 18, 2002, at 9:00 a.m., Eastern time. The mailing address for Limited Maturity Trust is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Proxy Statement and Prospectus is February 15, 2002.

      Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of Limited Maturity Trust at the address indicated above or by voting in person at the Meeting. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed proxies will be voted “FOR” each of the following Items: (1) to elect the Board of Trustees of Limited Maturity Trust to serve until their successors have been duly elected and qualified, until their earlier resignation or removal or until the termination of Limited Maturity Trust; and (2) to approve the Agreement and Plan of Reorganization (the “Agreement and Plan”) between Limited Maturity Trust and Municipal Bond Fund, a copy of which is attached hereto as Exhibit I.

      The required shareholder votes with respect to the election of the Board of Trustees of Limited Maturity Trust and approval of the Agreement and Plan are described under the heading “Information Concerning the Special Meetings — Voting Rights and Required Vote.” Consummation of the Reorganization is also conditioned upon, among other things, the receipt of certain regulatory approvals as well as an opinion of counsel relating to the tax-free treatment of the transaction. The Board of Trustees of Limited Maturity Trust and the Board of Directors of Municipal Bond Fund may amend the Agreement and Plan to change the terms of the Reorganization at any time prior to the approval thereof by the shareholders of the Florida Fund.

      The Board of Trustees of Limited Maturity Trust knows of no business other than that described above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

      This Proxy Statement and Prospectus serves as a prospectus of Municipal Bond Fund under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the issuance of shares of common stock of the Limited Maturity Portfolio pursuant to the terms of the Agreement and Plan.

Certain Defined Terms Used in this Proxy Statement and Prospectus

      Municipal Bond Fund is incorporated as a Maryland corporation while Limited Maturity Trust is organized as a Massachusetts business trust. In each jurisdiction, nomenclature varies. For ease of reference and clarity of presentation, shares of common stock of the Limited Maturity Portfolio and shares of beneficial interest of the Florida Fund are referred to herein as “shares;” holders of shares are referred to herein as “shareholders;” the Trustees of Limited Maturity Trust and the Directors of Municipal Bond Fund are referred to herein as “Board Members;” the Board of Trustees of Limited Maturity Trust and the Board of Directors of Municipal Bond Fund are each referred to herein as a “Board” and collectively as the “Boards;” the Declaration of Trust of Limited Maturity Trust and the Articles of Incorporation of Municipal Bond Fund, each as amended and supplemented, are each referred to herein as a “Charter;” FAM, in its capacity as Manager for the Florida Fund and in its capacity as Investment Adviser for Municipal Bond Fund, is referred to herein as the “Investment Adviser;” and the Management Agreement for Limited Maturity Trust, on behalf of the Florida Fund, and the Investment Advisory Agreement for Municipal Bond Fund, each as amended, are each referred to herein as an “Investment Advisory Agreement.”

      The Limited Maturity Portfolio and the Florida Fund are referred to herein individually as a “Fund” and collectively as the “Funds,” as the context requires. The fund resulting from the Reorganization is sometimes referred to herein as the “Combined Fund.”

ITEM 1:     ELECTION OF BOARD MEMBERS

      At the Meeting, the Board Member nominees of Limited Maturity Trust will be elected to serve until their successors have been duly elected and qualified, until their earlier resignation or removal, or until the termination of Limited Maturity Trust. If the shareholders of the Florida Fund do not approve the Agreement and Plan as described herein, then the Board Members of Limited Maturity Trust elected at the Meeting will continue to serve as the Board Members of Limited Maturity Trust. If the shareholders of the Florida Fund approve the Agreement and Plan as described herein and the Reorganization is consummated, they will become shareholders of the Limited Maturity Portfolio. The Board of Municipal Bond Fund is responsible for the overall supervision of the operations of the Limited Maturity Portfolio.

      It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy or revoked as described herein) “FOR” the following Board Member nominees: James H. Bodurtha; Terry K. Glenn; Joe Grills; Herbert I. London; André F. Perold; Roberta Cooper Ramo; Robert S. Salomon, Jr.; Melvin R. Seiden; and Stephen B. Swensrud. Certain biographical and other information relating to the Board Member nominees is set forth in Exhibit II to this Proxy Statement and Prospectus.

      The Board of Limited Maturity Trust knows of no reason why any of the Board Member nominees listed in Exhibit II to this Proxy Statement and Prospectus will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Limited Maturity Trust may recommend.

      Committee and Board Meetings. The Board of Limited Maturity Trust has a standing Audit and Nominating Committee (the “Committee”), which consists of Board Members who are not “interested persons” of Limited Maturity Trust within the meaning of the Investment Company Act. The principal responsibilities of the Committee are to: (i) recommend to the Board the selection, retention or termination of Limited Maturity Trust’s independent auditors; (ii) review with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discuss with the independent auditors certain matters relating to Limited Maturity Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) ensure that the independent auditors submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of Limited Maturity Trust’s independent auditors and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent auditors’ independence; and (v) consider the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of Limited Maturity Trust’s accounting and financial reporting policies and practices and internal controls. The Board has adopted a written charter for the Committee. The Committee also reviews and nominates candidates to serve as non-interested Board Members. The Committee generally will not consider nominees recommended by shareholders of the Florida Fund. The non-interested Board Members have retained independent legal counsel to assist them in connection with these duties.

      During the Florida Fund’s most recently completed fiscal year, Limited Maturity Trust held eight Board meetings and four Committee meetings. Each of the Board Members then in office attended at least 75% of the total number of meetings of the Board of Limited Maturity Trust held during the fiscal year and, if a member, attended at least 75% of the total number of meetings of the Committee held during the period for which he or she served.

      Independent Auditors. The Board of Limited Maturity Trust, including a majority of the Board Members who are not interested persons of Limited Maturity Trust within the meaning of the Investment Company Act, has selected Deloitte & Touche LLP (“D&T”) as the Florida Fund’s independent auditors to examine the financial statements of the Florida Fund for the fiscal year ending July 31, 2002. The Florida Fund does not know of any direct or indirect financial interest of such auditors in the Florida Fund.

      Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from shareholders.

      Interested Persons. Limited Maturity Trust considers Mr. Glenn to be an “interested person” of Limited Maturity Trust within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions he holds with FAM and its affiliates. Mr. Glenn is the President of Limited Maturity Trust.

      Compensation of Board Members. FAM pays all compensation to all officers of Limited Maturity Trust and all Board Members of Limited Maturity Trust who are affiliated with Merrill Lynch & Co., Inc. (“ML & Co.”) or its subsidiaries. Limited Maturity Trust pays fees to each Board Member who is not affiliated with FAM (each, a “non-affiliated Board Member”) for service to the Limited Maturity Trust. Each non-affiliated Board Member receives an aggregate annual retainer of $100,000 for his or her services to multiple investment companies advised by FAM or its affiliate, MLIM (“MLIM/ FAM-advised funds”). The portion of the annual retainer allocated to each MLIM/ FAM-advised fund is determined quarterly based on the relative net assets of each such fund. In addition, each non-affiliated Board Member receives a fee per in-person Board meeting attended and a fee per in-person Committee meeting attended. The annual per meeting fees paid to each non-affiliated Board Member aggregate $60,000 for all MLIM/ FAM-advised funds for which that Board Member serves and are allocated equally among those funds. Limited Maturity Trust also reimburses the non-affiliated Board Members for actual out-of-pocket expenses relating to attendance at meetings.

      The following table shows the compensation earned by the non-affiliated Board Members of Limited Maturity Trust from Limited Maturity Trust for the fiscal year ended July 31, 2001, and the aggregate compensation paid to the Board Member nominees from all MLIM/ FAM-advised funds, for the calendar year ended December 31, 2001.

					Aggregate
					Compensation
			Pension or		from Trust
			Retirement Benefits		and Other
	Position	Compensation	Accrued as Part of	Estimated Annual	MLIM/FAM-
	with Limited	from Limited	Limited Maturity	Benefits upon	Advised
Name	Maturity Trust	Maturity Trust	Trust Expense	Retirement	Funds

James H. Bodurtha	Board Member	$1,503	None	None	$160,000
Joe Grills*	Nominee	N/A	N/A	N/A	$259,500
Herbert I. London	Board Member	$1,503	None	None	$160,000
Joseph L. May**	Board Member	$1,503	None	None	$160,000
André F. Perold	Board Member	$1,503	None	None	$160,000
Roberta Cooper Ramo	Board Member	$798	None	None	$160,000
Robert S. Salomon, Jr.*	Nominee	N/A	N/A	N/A	$220,000
Melvin R. Seiden*	Nominee	N/A	N/A	N/A	$220,000
Stephen B. Swensrud*	Nominee	N/A	N/A	N/A	$406,083

*	Not presently a Board Member of Limited Maturity Trust but nominated to be elected a Board Member of Limited Maturity Trust at the Meeting.

**	Joseph L. May retired as a Board Member on December 31, 2001.

      After all of the Board Member nominees are elected to the Board of Limited Maturity Trust, Limited Maturity Trust will pay each non-affiliated Board Member an annual fee for serving as a Board Member plus a fee for each Board meeting attended in person. Limited Maturity Trust will also compensate each member of the Committee with an annual fee, plus a fee for each Committee meeting attended in person. Limited Maturity Trust will continue to reimburse the non-affiliated Board Members for actual out-of-pocket expenses relating to attendance at meetings. The estimated aggregate compensation to be paid by Limited Maturity

Trust to the non-affiliated Board Members for a 12-month period under this compensation schedule is $9,000, assuming that (a) all of the Board Member nominees are elected to the Board of Limited Maturity Trust, (b) Limited Maturity Trust holds four Board meetings and four Committee meetings, and (c) each Board Member attends each such meeting in person.

      Independent Auditors’ Fees. The following table sets forth the aggregate fees paid to the independent auditors for the fiscal year ended July 31, 2001 for professional services rendered for: (i) the audit of the Florida Fund’s annual financial statements and the review of financial statements included in the Florida Fund’s reports to shareholders; (ii) all other audit related services provided to the Fund; and (iii) all other non-audit services provided to FAM, and entities controlling, controlled by or under common control with FAM. For the fiscal year ended July 31, 2001, the independent auditors did not render any professional services for financial information systems design and implementation services provided to the Florida Fund, FAM and entities controlling, controlled by or under the common control with FAM. The Committee has determined that the provision of non-audit services under clauses (ii) and (iii) are compatible with maintaining the independence of the independent auditors.

Other Audit
	Audit Fees	Related Fees
	Charged to	Charged to
Fund	the Fund	the Fund	Other Fees

Florida Fund	$19,200	$6,600	$5,370,200

      Officers of the Fund. Information relating to the officers of Limited Maturity Trust is set forth in Exhibit II to this Proxy Statement and Prospectus. Officers of Limited Maturity Trust and Municipal Bond Fund are elected and appointed by the Board of Limited Maturity Trust and Municipal Bond Fund, respectively, and hold office until they resign, are removed or are otherwise disqualified to serve.

      Share Ownership. As of the Record Date, none of the Board Member nominees held shares of the Florida Fund. Set forth in Exhibit II to this Proxy Statement and Prospectus is the following information for each Board Member nominee: (i) the aggregate dollar range of equity in the Florida Fund; and (ii) the aggregate dollar range of securities in all registered funds overseen by the Board Member nominee in the Merrill Lynch family of funds. Also set forth in Exhibit II is information for each Board Member nominee who is not an “interested person” of Limited Maturity Trust within the meaning of the Investment Company Act, and his or her immediate family members, relating to securities owned beneficially or of record in ML & Co. As of the Record Date, the Board Members and officers of Limited Maturity Trust as a group owned an aggregate of less than 1% of the common stock of the Florida Fund outstanding at such date. At such date, Mr. Glenn, President and a Board Member of Limited Maturity Trust, and the other officers of Limited Maturity Trust, owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

      The Board of Limited Maturity Trust recommends that the shareholders of the Florida Fund vote FOR the election of the Board Member nominees.

ITEM 2.     THE REORGANIZATION

SUMMARY

      The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus (including documents incorporated herein by reference) and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement and Prospectus and in the Agreement and Plan, a copy of which is attached hereto as Exhibit I.

The Reorganization

      The Boards of Limited Maturity Trust and Municipal Bond Fund each approved the Agreement and Plan at Board meetings held on December 14, 2001 and January 3, 2002, respectively.

      The investment objectives of the Florida Fund and the Limited Maturity Portfolio are similar; however, they differ with respect to how Fund shares are treated for purposes of Florida intangible personal property tax. The investment objective of the Florida Fund is to provide shareholders with income exempt from Federal income taxes and the opportunity to own shares whose value is exempt from Florida intangible personal property tax. The investment objective of the Limited Maturity Portfolio is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with its investment policies. If the shareholders of the Florida Fund approve the Agreement and Plan and the Reorganization is consummated, the value of shares of the Combined Fund will not be exempt from Florida intangible personal property tax. The Florida Fund is a non-diversified fund, while the Limited Maturity Portfolio is a diversified fund.

      If the Florida Fund’s shareholders approve the Agreement and Plan as described herein, the Limited Maturity Portfolio will acquire substantially all of the assets, and will assume substantially all of the liabilities, of the Florida Fund and will simultaneously distribute shares of the Limited Maturity Portfolio to the Florida Fund. Such shares will then be distributed on a proportionate basis to shareholders of the Florida Fund in liquidation of the Florida Fund. Following the consummation of the Reorganization, the Board of Limited Maturity Trust will take action to: (a) terminate the Florida Fund as a separate series of Limited Maturity Trust in accordance with the Charter of Limited Maturity Trust, (b) terminate Limited Maturity Trust as a Massachusetts business trust in accordance with its Charter, and (c) terminate Limited Maturity Trust’s registrations under the Investment Company Act and the Securities Act.

What will Shareholders of the Florida Fund Receive in the Reorganization?

      If the Agreement and Plan is approved and the Reorganization is consummated:

•	The Limited Maturity Portfolio will acquire the assets and assume the liabilities of the Florida Fund;

•	You will become a shareholder of the Limited Maturity Portfolio; and

•	You will receive shares of the Limited Maturity Portfolio that are the same class and that have the same aggregate net asset value as the shares of the Florida Fund that you hold immediately prior to the Reorganization.

      The Reorganization has been structured with the intention that it qualify as a tax-free reorganization for Federal income tax purposes. See “Summary — Tax Considerations” and “The Reorganization — Tax Consequences of the Reorganization.” You should consult your tax advisor regarding the tax effects of the Reorganization in light of your individual circumstances.

What are the Reasons for the Reorganization?

      The Board of Limited Maturity Trust, including all of the Board Members who are not “interested persons” of Limited Maturity Trust as defined in the Investment Company Act, has determined that the Reorganization is in the best interests of the Florida Fund and its shareholders, and that the interests of the Florida Fund’s shareholders will not be diluted as a result of the Reorganization. However, a shareholder of the Florida Fund will hold a lower ownership percentage in the Combined Fund after the Reorganization than such shareholder currently holds in the Florida Fund.

      In reaching their conclusion, the Board of Limited Maturity Trust considered a number of factors, including the following:

•	After the Reorganization, it is expected that shareholders of the Florida Fund will remain invested in an open-end fund with a substantially larger combined asset base;

•	After the Reorganization, although shareholders of the Florida Fund will no longer own shares whose value is exempt from Florida intangible personal property tax, it is expected that any tax benefits lost will be more than offset by the Combined Fund’s lower expected total operating expense ratio;

•	After the Reorganization, it is expected that the Florida Fund’s shareholders will benefit from greater flexibility in portfolio management as shareholders of the Combined Fund;

•	After the Reorganization, the Florida Fund’s shareholders will be invested in a diversified fund; and

•	After the Reorganization, the Florida Fund’s shareholders can still redeem their shares or exchange them into certain other Merrill Lynch mutual funds.

      See “Summary — Fee Tables” and “The Reorganization — Potential Benefits to Shareholders of the Florida Fund as a Result of the Reorganization.”

      If all of the requisite approvals are obtained, it is anticipated that the Reorganization will occur as soon as practicable after such approvals, provided that the Funds have obtained an opinion of counsel concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan. Under the Agreement and Plan, the Reorganization may be abandoned at any time (whether before or after approval thereof by the shareholders of the Florida Fund) prior to the Closing Date (as defined below), or the Closing Date may be postponed, (i) by mutual consent of the Board of Limited Maturity Trust and the Board of Municipal Bond Fund; (ii) by the Board of Limited Maturity Trust if any condition to the obligations of Limited Maturity Trust has not been fulfilled or waived by such Board; or (iii) by the Board of Municipal Bond Fund if any condition to the obligations of Municipal Bond Fund has not been fulfilled or waived by such Board. The Board of Limited Maturity Trust and the Board of Municipal Bond Fund may amend the Agreement and Plan and change the terms of the Reorganization at any time prior to the approval thereof by the shareholders of the Florida Fund.

Fee Tables

      The fee tables below provide information about the fees and expenses attributable to each class of shares of the Florida Fund and the Limited Maturity Portfolio and, assuming the Reorganization had taken place on October 31, 2001, the estimated pro forma annualized fees and expenses attributable to each class of shares of the Combined Fund. Future fees and expenses may be greater or less than those indicated below.

Fee Table for Class A Shareholders of the Florida Fund, the Limited Maturity Portfolio,

and the Pro Forma Combined Fund as of October 31, 2001* (unaudited)

Class A Shares

	Actual				Pro Forma

Limited
	Florida Fund		Maturity Portfolio		Combined Fund

Shareholder Fees (fees paid directly from a shareholder’s investment)(a):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	1.00%(	c)	1.00%(	c)	1.00%(	c)
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None(	d)	None(	d)	None(	d)
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None		None		None
Exchange Fee	None		None		None
Redemption Fee	None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Investment Advisory Fees	0.35%(	e)	0.34%(	f)	0.34%(	f)
Distribution and/or Service (12b-1) Fees(g)	None		None		None
Other Expenses (including transfer agent fees)(h)	1.46%		0.10%		0.10%

Total Annual Fund Operating Expenses	1.81%		0.44%		0.44%

See footnotes on page 7.

Fee Table for Class B Shareholders of the Florida Fund, the Limited Maturity Portfolio,

and the Pro Forma Combined Fund as of October 31, 2001* (unaudited)

Class B Shares(b)

	Actual				Pro Forma

Limited
	Florida Fund		Maturity Portfolio		Combined Fund

Shareholder Fees (fees paid directly from a shareholder’s investment)(a):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%(	c)	1.00%(	c)	1.00%(	c)
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None		None		None
Exchange Fee	None		None		None
Redemption Fee	None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Investment Advisory Fees	0.35%(	e)	0.34%(	f)	0.34%(	f)
Distribution and/or Service (12b-1) Fees(g)	0.35%		0.35%		0.35%
Other Expenses (including transfer agent fees)(h)	1.46%		0.11%		0.11%

Total Annual Fund Operating Expenses	2.16%		0.80%		0.80%

See footnotes on page 7.

Fee Table for Class C Shareholders of the Florida Fund, the Limited Maturity Portfolio,

and the Pro Forma Combined Fund as of October 31, 2001* (unaudited)

Class C Shares

	Actual				Pro Forma

Limited Maturity
	Florida Fund		Portfolio		Combined Fund

Shareholder Fees (fees paid directly from a shareholder’s investment)(a):
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%(	c)	1.00%(	c)	1.00%(	c)
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None		None		None
Exchange Fee	None		None		None
Redemption Fee	None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Investment Advisory Fees	0.35%(	e)	0.34%(	f)	0.34%(	f)
Distribution and/or Service (12b-1-Fees)(g)	0.35%		0.35%		0.35%
Other Expenses (including transfer agency fees)(h)	1.46%		0.12%		0.12%

Total Annual Fund Operating Expenses	2.16%		0.81%		0.81%

See footnotes on page 7.

Fee Table for Class D Shareholders of the Florida Fund, the Limited Maturity Portfolio,

and the Pro Forma Combined Fund as of October 31, 2001* (unaudited)

Class D Shares

	Actual				Pro Forma

Limited
	Florida Fund		Maturity Portfolio		Combined Fund

Shareholder Fees (fees paid directly from a shareholder’s investment)(a):
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)	1.00%(	c)	1.00%(	c)	1.00%(	c)
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None(	d)	None(	d)	None(	d)
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None		None		None
Exchange Fee	None		None		None
Redemption Fee	None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Investment Advisory Fees	0.35%(	e)	0.34%(	f)	0.34%(	f)
Distribution and/or Service (12b-1-Fees)(g)	0.10%		0.10%		0.10%
Other Expenses (including transfer agency fees)(h)	1.46%		0.10%		0.10%

Total Annual Fund Operating Expenses	1.91%		0.54%		0.54%

*	Assuming the Reorganization had taken place on October 31, 2001.

(a)	In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated may charge clients a processing fee (currently $5.35) when a client buys or sells shares.

(b)	Class B shares automatically convert to Class D shares about ten years after initial purchase. After such conversion, such shares will no longer be subject to distribution fees and will pay lower account maintenance fees.

(c)	Some investors may qualify for reductions in the sales charge (load).

(d)	An investor may pay a deferred sales charge if such investor purchases $1 million or more and redeems within one year.

(e)	The Florida Fund pays FAM a fee at the annual rate of 0.35% of the average daily net assets of the Florida Fund.

(f)	The Limited Maturity Portfolio pays FAM investment advisory fees at annual rates that decrease as the total assets of Municipal Bond Fund’s three Portfolios increase above certain levels. The fee rates are applied to the average daily net assets of the Limited Maturity Portfolio, with the reduced rates applicable to portions of the assets of the Limited Maturity Portfolio to the extent that the aggregate of the average daily net assets of the three combined Portfolios are $250 million or less (0.40%), in excess of $250 million but not exceeding $400 million (0.375%), in excess of $400 million but not exceeding $550 million (0.350%), and in excess of $550 million (0.325%). See “Summary — Comparison of the Funds — Investment Advisory Fees.”

(g)	The Funds call the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used in the prospectuses of the Funds and all other Fund materials. If an investor holds Class B or Class C shares over time, it may cost that shareholder more in distribution (12b-1) fees than the maximum sales charge that such shareholder would have paid if he or she had bought one of the other share classes.

(h)	Financial Data Services, Inc., an affiliate of FAM, provides transfer agency services to each Fund. Each Fund pays a fee for these services. FAM or its affiliates also provide certain accounting services to each Fund and each Fund reimburses FAM or its affiliates for such services.

EXAMPLES:

      These examples assume that a shareholder invests $10,000 in the relevant Fund for the time periods indicated, that the investment has a 5% return each year, that the shareholder pays the sales charges, if any, that apply to the particular class and that each Fund’s operating expenses remain the same. This assumption is not meant to indicate that a shareholder will receive a 5% annual rate of return. A shareholder’s annual return may be more or less than the 5% used in these examples. Although a shareholder’s actual costs may be higher or lower, based on these assumptions, the costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A
Florida Fund	$282	$664	$1,070	$2,205
Limited Maturity Portfolio	145	240	344	649
Combined Fund*	145	240	344	649
Class B
Florida Fund	$319	$676	$1,159	$2,493
Limited Maturity Portfolio	182	255	444	990
Combined Fund*	182	255	444	990
Class C
Florida Fund	$319	$676	$1,159	$2,493
Limited Maturity Portfolio	183	259	450	1,002
Combined Fund*	183	259	450	1,002
Class D
Florida Fund	$292	$694	$1,121	$2,310
Limited Maturity Portfolio	155	271	399	770
Combined Fund*	155	271	399	770

*	Assuming the Reorganization had taken place on October 31, 2001.

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A
Florida Fund	$282	$664	$1,070	$2,205
Limited Maturity Portfolio	145	240	344	649
Combined Fund*	145	240	344	649
Class B
Florida Fund	$219	$676	$1,159	$2,493
Limited Maturity Portfolio	82	255	444	990
Combined Fund*	82	255	444	990
Class C
Florida Fund	$219	$676	$1,159	$2,493
Limited Maturity Portfolio	83	259	450	1,002
Combined Fund*	83	259	450	1,002
Class D
Florida Fund	$292	$694	$1,121	$2,310
Limited Maturity Portfolio	155	271	399	770
Combined Fund*	155	271	399	770

*	Assuming the Reorganization had taken place on October 31, 2001.

      The foregoing Fee Tables and Examples are intended to assist investors in understanding the costs and expenses that a shareholder of the Florida Fund or the Limited Maturity Portfolio bears directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization. The Examples set forth above assume reinvestment of all dividends and utilize a 5% annual rate of return as mandated by Commission regulations. The Examples should not be considered a representation of past or future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Examples. See “Summary,” “The Reorganization — Potential Benefits to Shareholders of the Florida Fund as a Result of the Reorganization” and “Comparison of the Funds — Management,” “— Purchase of Shares” and “— Redemption of Shares.”

Limited Maturity Trust	Limited Maturity Trust was organized under the laws of the Commonwealth of Massachusetts on February 14, 1991. The Florida Fund commenced operations on November 26, 1993.

The Florida Fund is classified as a non-diversified fund under the Investment Company Act.

As of December 31, 2001, the approximate net assets of the Florida Fund were $11.7 million.

Municipal Bond Fund	Municipal Bond Fund was incorporated under the laws of the State of Maryland on October 4, 1976 and commenced operations on October 21, 1977. The Limited Maturity Portfolio commenced operations on November 2, 1979.

The Limited Maturity Portfolio is classified as a diversified fund under the Investment Company Act.

As of December 31, 2001, the three portfolios of Municipal Bond Fund had aggregate net assets of approximately $2.6 billion. As of that date, the Limited Maturity Portfolio had aggregate net assets of approximately $320.4 million.

Comparison of the Funds	Investment Objectives. The investment objectives of the Florida Fund and the Limited Maturity Portfolio are similar; however, they differ with respect to how Fund shares are treated for purposes of Florida intangible personal property tax. The investment objective of the Florida Fund is to provide shareholders with income exempt from Federal income taxes and the opportunity to own shares whose value is exempt from Florida intangible personal property tax. The investment objective of the Limited Maturity Portfolio is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with its investment policies.

Investment Policies. The Florida Fund will invest primarily in a portfolio of intermediate term investment grade municipal obligations that pay interest exempt from Federal income taxes and whose value is exempt from Florida intangible personal property tax (“Florida Municipal Bonds”). These bonds may be obligations issued by or on behalf of a variety of issuers, including the state of Florida, governmental entities in Florida, and issuers located in Puerto Rico, the U.S. Virgin Islands, and Guam. The Florida Fund invests at least 80% of its net assets in Florida Municipal Bonds.

The Limited Maturity Portfolio will invest at least 80% of its net assets in obligations issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, and instrumentalities, the interest on which is exempt from Federal income taxes (“Municipal Bonds”). The Limited Maturity Portfolio contemplates that it will not invest more than 25% of its total assets (taken at market value) in Municipal Bonds whose issuers are located in the same state.

The Florida Fund will invest primarily in Municipal Bonds with remaining maturities of between one and ten years. As a result, the weighted average maturity of the Florida Fund’s investment portfolio will not be more than five years. As of October 31, 2001, the weighted average maturity of the investment portfolio of the Florida Fund was 4.51 years.

The Limited Maturity Portfolio invests all of its assets in investment grade Municipal Bonds. The Limited Maturity Portfolio invests primarily in Municipal Bonds that have a maturity of less than four years, or shorter-term municipal debt obligations that pay interest exempt from Federal income taxes and that have a maturity that is generally one year or less (“Municipal Notes”). Certain Municipal Bonds that the Limited Maturity Portfolio purchases may have a maturity of greater than four years, but allow the Limited Maturity Portfolio to require the issuer to redeem the bonds within four years. The Limited Maturity Portfolio treats these bonds as having a maturity of less than four years. The Limited Maturity Portfolio will dispose of portfolio securities acquired from the Florida Fund in the Reorganization that do not satisfy this maturity criterion. As of October 31, 2001, the weighted average maturity of the Limited Maturity Portfolio’s investment portfolio was 1.84 years.

At least 80% of the assets of the Florida Fund are invested in Municipal Bonds rated at the time of purchase within the four highest rating categories as determined by either Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”) or Fitch, Inc. (“Fitch”) (referred to herein as “investment grade securities”) or in unrated Municipal Bonds that possess creditworthiness comparable, in the opinion of FAM, to investment grade securities. The Florida Fund also may invest up to 20% of its assets in Municipal Bonds that are rated below investment grade (below BBB by S&P or Fitch or below Baa by Moody’s) or in comparable unrated securities (referred to herein as “high yield bonds” or “junk bonds”). The Florida Fund will not invest in debt securities that are in default or that FAM believes will be in default. The Limited Maturity Portfolio will not invest in high yield bonds.

For temporary periods, the Florida Fund may invest up to 35% of its net assets in short term tax-exempt or taxable money market obligations, although the Florida Fund will generally not invest more than 20% of its net assets in taxable money market obligations. As a temporary measure for defensive purposes, the Florida Fund may invest without limitation in short term tax-exempt or taxable money market obligations.

While the Limited Maturity Portfolio does not intend to realize taxable investment income, it may invest as much as 20% of its assets on a temporary basis in taxable money market securities with remaining maturities of one year or less for liquidity purposes or as a temporary investment of cash pending investment of such cash in Municipal Bonds. In addition, as a temporary measure for defensive purposes, the Limited Maturity Portfolio may invest without limitation in taxable money market securities.

Each Fund may invest in fixed rate or variable rate obligations. Each Fund may also invest in derivative securities, including futures, options, indexed securities, inverse securities, and swap agreements.

Portfolio Management. Limited Maturity Trust and Municipal Bond Fund are each advised by FAM. The current portfolio manager for the Florida Fund is Edward J. Andrews. The current portfolio manager for the Limited Maturity Portfolio is Peter J. Hayes. Mr. Hayes is expected to be the portfolio manager for the Combined Fund.

FAM was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. FAM and its affiliates had approximately $529 billion in investment company and other portfolio assets under management as of November 2001. See “Comparison of the Funds — Management.”

Investment Advisory Fees. Pursuant to an Investment Advisory Agreement between Limited Maturity Trust, on behalf of the Florida Fund, and FAM, the Florida Fund pays FAM a monthly investment advisory fee at the annual rate of 0.35% of the average daily net assets of the Florida Fund.

Municipal Bond Fund’s Investment Advisory Agreement with FAM provides that as compensation for FAM’s services to the Limited Maturity Portfolio, FAM receives at the end of each month a fee at the annual rates set forth below, which rates are based upon the aggregate average daily net assets of the three portfolios of Municipal Bond Fund. The rates for the Limited Maturity Portfolio are subject to reduction to the extent that the aggregate average daily net assets of the three portfolios of Municipal Bond Fund exceed $250 million, $400 million, and $550 million. The portion of the assets of the Limited Maturity Portfolio to which a fee rate applies will be determined on a “uniform percentage” basis for each breakpoint level. The uniform percentage for a breakpoint level is determined by dividing the aggregate average daily net assets of the three portfolios of Municipal Bond Fund that fall within that breakpoint level by the aggregate average daily net assets of the three portfolios of Municipal Bond Fund. The amount of the advisory fee for the Limited Maturity Portfolio at each breakpoint level is determined by multiplying the average daily net assets of the Limited Maturity Portfolio by the uniform percentage applicable to that breakpoint level and multiplying the product by the applicable advisory fee rate.

Aggregate Average
Daily
Net Assets of the
Three Portfolios

Not exceeding $250 million	0.400%
In excess of $250 million but not exceeding $400 million	0.375
In excess of $400 million but not exceeding $550 million	0.350
In excess of $550 million	0.325

As of June 30, 2001, the aggregate net assets of the three portfolios of Municipal Bond Fund were approximately $2.6 billion while the aggregate net assets of the Limited Maturity Portfolio were approximately $266.2 million. For the fiscal year ended June 30, 2001, the investment advisory fee rate of the Limited Maturity Portfolio was 0.34%.

Assuming the Reorganization had taken place on October 31, 2001, the Combined Fund would have paid, on a pro forma basis, a monthly advisory fee at the annual rate of 0.34% of the average daily net assets of the Combined Fund. See “Summary — Fee Tables” and “Comparison of the Funds — Management.”

Class Structure. Each Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. The Class A, Class B, Class C, and Class D shares issued by the Limited Maturity Portfolio are substantially similar in all respects to the Class A, Class B, Class C, and Class D shares issued by the Florida Fund, except that (i) the shares of the Limited Maturity Portfolio are common stock in a series of a Maryland corporation and the shares of the Florida Fund are beneficial interests in a series of a Massachusetts business trust, (ii) the shares of the Limited Maturity Portfolio represent interests in a different investment portfolio than the shares of the Florida Fund, and (iii) the contractual investment advisory fee rates for shares of the Limited Maturity Portfolio are generally higher than the contractual investment advisory fee rate for shares of the Florida Fund. Despite the higher contractual investment advisory fees for the Limited Maturity Portfolio at the first two breakpoints, it is expected that the actual investment advisory fee paid by the Combined Fund after the Reorganization will be slightly lower than the investment advisory fee currently paid by the Florida Fund. This is expected to be the case because the assets of the Florida Fund acquired by the Limited Maturity Portfolio in the Reorganization will be subject to a lower contractual investment advisory fee rate due to the expected aggregate net assets of the Limited Maturity Portfolio and Municipal Bond Fund after the Reorganization. As of October 31, 2001, the investment advisory fee payable by the Florida Fund and the Limited Maturity Portfolio to FAM was equal to 0.35% and 0.34% of the average daily net assets of the Florida Fund and the Limited Maturity Portfolio, respectively. Assuming the Reorganization had taken place on October 31, 2001, the pro forma investment advisory fee for the Combined Fund would have been equal to 0.34% of the average daily net assets of the Combined Fund. See “Comparison of the Funds — Purchase of Shares,” “— Redemption of Shares” and “Additional Information — Shareholder Services.”

Overall Annual Expense Ratio. The table below shows the total operating expense ratio for each class of shares of the Florida Fund and the Limited Maturity Portfolio as of October 31, 2001 and, assuming the Reorganization had taken place on October 31, 2001, the estimated pro forma operating expense ratio for each class of shares of the Combined Fund (in each case, including class specific distribution fees and account maintenance fees with respect to the Florida Fund, the Limited Maturity Portfolio, and the Combined Fund).

Total Operating Expense Ratios

Fund	Class A	Class B	Class C	Class D

Florida Fund	1.81%	2.16%	2.16%	1.91%
Limited Maturity Portfolio	0.44%	0.80%	0.81%	0.54%
Combined Fund*	0.44%	0.80%	0.81%	0.54%

* Assuming the Reorganization had taken place on October 31, 2001. Future fees and expenses may be higher or lower than those indicated above.

Purchase of Shares. Shares of the Limited Maturity Portfolio are offered continuously for sale to the public in the same manner as shares of the Florida Fund. Class C shares of both Funds are available only through the exchange privilege. See “Comparison of the Funds — Purchase of Shares.”

Redemption of Shares. The redemption procedures for shares of the Limited Maturity Portfolio are the same as the redemption procedures for shares of the Florida Fund. For purposes of computing any contingent deferred sales charge (“CDSC”) that may be payable upon disposition of shares of the Limited Maturity Portfolio distributed to the Florida Fund’s shareholders in the Reorganization, the holding period of the shares of the Florida Fund that are outstanding on the date of the Reorganization will be tacked onto the holding period of the shares of the Limited Maturity Portfolio that are distributed in the Reorganization. See “Comparison of the Funds — Redemption of Shares.”

Ratings of Municipal Obligations. The Florida Fund will invest at least 80% of its assets in obligations that, at the time of purchase, are considered to be investment grade securities. The Florida Fund may invest up to 20% of its assets in high yield bonds. The Limited Maturity Portfolio invests all of its assets in investment grade securities. The Limited Maturity Portfolio will not invest in high yield bonds. See Exhibit III — “Ratings of Municipal Obligations and Commercial Paper.”

Dividends. The policies of the Florida Fund with respect to dividends and distributions are identical to those of the Limited Maturity Portfolio. See “Comparison of the Funds — Dividends.”

Net Asset Value. The Florida Fund and the Limited Maturity Portfolio each determines the net asset value of each class of its shares once daily Monday through Friday as of the close of business on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Each Fund computes net asset value per share in the same manner. See “Comparison of the Funds — Additional Information — Net Asset Value.”

Voting Rights. The corresponding voting rights of the shareholders of the Florida Fund and the shareholders of the Limited Maturity Portfolio are substantially similar. See “Comparison of the Funds — Additional Information — Capital Stock.”

Other Significant Considerations. Shareholder services available to shareholders of the Florida Fund, such as the providing of annual and semi-annual reports, are substantially the same as those available to the shareholders of the Limited Maturity Portfolio. See “Comparison of the Funds — Additional Information — Shareholder Services.” An automatic dividend reinvestment plan is available to shareholders of each Fund. Such plans are identical. See “Comparison of the Funds — Automatic Dividend Reinvestment Plan” and “Comparison of the Funds — Additional Information — Shareholder Services.”

Tax Considerations	The Florida Fund and the Limited Maturity Portfolio will receive an opinion of counsel with respect to the Reorganization to the effect that, among other things, neither the Limited Maturity Portfolio nor the Florida Fund will recognize any gain or loss on the transaction, and that no shareholder of the Florida Fund will recognize any gain or loss upon receipt of shares of the Limited Maturity Portfolio in the Reorganization. Consummation of the Reorganization is subject to the receipt of such opinion of counsel. After the Reorganization, the value of shares of the Combined Fund will not be exempt from Florida intangible personal property tax. See “The Reorganization — Tax Consequences of the Reorganization.”

RISK FACTORS AND SPECIAL CONSIDERATIONS

      The principal investment risks associated with an investment in the Limited Maturity Portfolio are substantially similar to the principal investment risks associated with an investment in the Florida Fund. Such principal risks include bond market and selection risk, credit risk, interest rate risk, call and redemption risk and borrowing and leverage risk. The principal differences in risk are: (i) the Florida Fund is more exposed to the risks affecting issuers of Florida Municipal Bonds and is more subject to risks associated with regional or Florida specific economic factors than the Limited Maturity Portfolio; (ii) since the Florida Fund is a non-diversified fund and may concentrate its investments among fewer issuers than the Limited Maturity Portfolio, the Florida Fund’s exposure to credit and market risks associated with a single issuer may be greater than that of the Limited Maturity Portfolio; and (iii) the Limited Maturity Portfolio is not exposed to the risks of investing in high yield bonds and short term municipal derivatives. The risk factors associated with an investment in the Limited Maturity Portfolio are set forth below and in the Municipal Bond Fund Prospectus that accompanies this Proxy Statement and Prospectus under the caption “Details about the Fund — Investment Risks.”

      Each Fund is subject to the following principal risks:

Bond Market and Selection Risk — Bond market risk is the risk that the bond market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the securities that FAM selects will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies.

Credit Risk — Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Issuers of high yield bonds generally are more subject to credit risk than issuers of investment grade securities.

Interest Rate Risk — Interest rate risk is the risk that prices of municipal bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.

Call and Redemption Risk — A bond’s issuer may call a bond for redemption before it matures. If this happens to a bond a Fund holds, that Fund may lose income and may have to invest the proceeds in bonds with lower yields.

Borrowing and Leverage Risk — Each Fund may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of a Fund’s shares and in the yield on that Fund’s portfolio. Borrowing will cost a Fund interest expense and other fees. The costs of borrowing may reduce a Fund’s return. Certain securities that a Fund buys may create leverage including, for example, inverse floating rate securities, when issued securities, forward commitments and options.

      The Florida Fund is subject to the following additional principal risks:

State Specific Risk — The Florida Fund will invest primarily in Florida Municipal Bonds. As a result, the Florida Fund is more exposed to risks affecting issuers of Florida Municipal Bonds than is a municipal bond fund that invests more widely. As set forth above, the Limited Maturity Portfolio contemplates that it will not invest more than 25% of its total assets (taken at market value) in Municipal Bonds whose issuers are located in the same state.

Non-Diversification Risk — As set forth above, the Florida Fund is a non-diversified fund and thus may invest in fewer issuers than the Limited Maturity Portfolio. As a result, the Florida Fund may be more exposed to credit and market risks associated with individual issuers than the Limited Maturity Portfolio.

Junk Bonds — The Florida Fund may invest up to 20% of its assets in high yield bonds, while the Limited Maturity Portfolio will not invest in high yield bonds. As a result, an investment in the Florida

Fund may be more subject to the risks associated with investments in junk bonds. Although junk bonds generally pay higher rates of interest than investment grade securities, they are high risk investments that may cause income and principal losses for the Florida Fund. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. See “Comparison of the Funds — Description of Municipal Bonds.”

Short Term Municipal Derivatives — Short term municipal derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term municipal securities. These issues might be resolved in a manner adverse to the Florida Fund. For example, the Internal Revenue Service has never ruled whether pass-through income paid to the Florida Fund is tax exempt. The Florida Fund has received an opinion of counsel that pass-through income is tax exempt for Federal income tax purposes, but that does not mean that the Internal Revenue Service will never rule that pass-through income is taxable.

      Except where noted, each Fund may be subject, to a lesser extent, to risks associated with the following investment strategies:

General Obligation Bonds — The faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds — Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities. Industrial development bonds are one type of revenue bond.

Industrial Development Bonds — Each Fund may invest in industrial development bonds. Municipalities and other public authorities issue industrial development bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, a Fund may not receive any income or get its money back from the investment.

Insured Municipal Bonds — Bonds purchased by a Fund may be covered by insurance that guarantees timely interest payments and repayment of principal at maturity. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insured bonds are protected against credit risk, but remain subject to the other risks associated with investments in municipal bonds.

Moral Obligation Bonds — Each Fund may invest in moral obligation bonds. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes — Each Fund may invest in municipal notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Funds may lose money.

Municipal Lease Obligations — Each Fund may invest in municipal lease obligations. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, it may be difficult to sell the property and the proceeds of a sale may not cover a Fund’s loss.

Variable Rate Demand Obligations — Each Fund may invest in variable rate demand obligations. Variable rate demand obligations are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, a Fund may lose money.

When Issued Securities, Delayed Delivery Securities and Forward Commitments — Each Fund may invest in when issued securities and delayed delivery securities and enter into forward commitments. When issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery to that Fund. There also is the risk that the security will not be issued or that the other party will not meet its obligation, in which case a Fund loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security’s price.

Swap Agreements — Swap agreements are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds, or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements are derivative securities and may increase a Fund’s exposure to the risks associated with such securities.

Derivatives — Each Fund may use derivative instruments, including indexed and inverse securities, options on portfolio positions, options on securities or other financial indices, financial futures and options on such futures and swap agreements. Derivatives allow a Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including:

Credit Risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Leverage Risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

      Each Fund may use derivatives for hedging purposes including anticipatory hedges. Hedging is a strategy in which a fund uses a derivative to offset the risks associated with other holdings of that Fund. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by a Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced. No assurance can be given that a Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. Neither Fund is required to use hedging and each may choose not to do so.

      Indexed and Inverse Floating Rate Securities — Each Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. Each Fund may also invest in securities whose return is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may subject a Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. Indexed securities and inverse floaters are derivative securities and can be considered speculative.

      Illiquid Securities — Each Fund may invest up to 15% of its assets in illiquid securities that it cannot easily sell within seven days at current value or that have contractual or legal restrictions on resale. If a Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

COMPARISON OF THE FUNDS

Financial Highlights

      Limited Maturity Portfolio. The Financial Highlights table is intended to help you understand the Limited Maturity Portfolio’s financial performance for each of the past five fiscal years. Certain information reflects financial results for a single Limited Maturity Portfolio share. The total returns in the table represent the rate an investor would have earned or lost on an investment in shares of the Limited Maturity Portfolio (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP whose report, along with the Limited Maturity Portfolio’s financial statements, is included in Municipal Bond Fund’s annual report to shareholders that accompanies this Proxy Statement and Prospectus.

      The following per share data and ratios have been derived from information provided in the financial statements:

	Class A					Class B

	For the Year Ended June 30,					For the Year Ended June 30,
Increase (Decrease) in
Net Asset Value:	2001	2000	1999	1998	1997	2001	2000	1999	1998	1997

Per Share Operating Performance:
Net asset value, beginning of year	$9.85	$9.91	$9.96	$9.93	$9.91	$9.86	$9.92	$9.97	$9.94	$9.91
Investment income — net	.39	.38	.37	.39	.39	.35	.35	.34	.35	.36
Realized and unrealized gain (loss) on investments — net	.20	(.06)	(.04)	.03	.04	.20	(.06)	(.04)	.03	.05
Total from investment operations	.59	.32	.33	.42	.43	.55	.29	.30	.38	.41

Less dividends and distributions:
Investment income — net	(.39)	(.38)	(.37)	(.39)	(.39)	(.35)	(.35)	(.34)	(.35)	(.36)
Realized gain on investments — net	—	—	—	—	(.02)	—	—	—	—	(.02)
In excess of realized gain on investments — net	—	—	(.01)	—	—	—	—	(.01)	—	—
Total dividends and distributions	(.39)	(.38)	(.38)	(.39)	(.41)	(.35)	(.35)	(.35)	(.35)	(.38)
Net asset value, end of year	$10.05	$9.85	$9.91	$9.96	$9.93	$10.06	$9.86	$9.92	$9.97	$9.94

Total Investment Return:*
Based on net asset value per share	6.07%	3.31%	3.37%	4.26%	4.40%	5.69%	2.94%	3.01%	3.89%	4.13%

Ratios to Average Net Assets:
Expenses	.44%	.40%	.43%	.43%	.39%	.80%	.76%	.78%	.78%	.75%

Investment income — net	3.91%	3.83%	3.75%	3.88%	3.93%	3.55%	3.47%	3.39%	3.43%	3.58%

Supplemental Data:
Net assets, end of year (in thousands)	$191,481	$215,421	$261,970	$295,641	$343,641	$31,480	$32,742	$42,930	$44,714	$54,275

Portfolio turnover	51.94%	51.42%	40.28%	72.69%	61.90%	51.94%	51.42%	40.28%	72.69%	61.90%

*	Total investment returns exclude the effects of sales charges.

Limited Maturity Portfolio — Financial Highlights (concluded)

	Class C					Class D

	For the Year Ended June 30,					For the Year Ended June 30,

Increase (Decrease) in Net Asset Value:	2001	2000	1999	1998	1997	2001	2000	1999	1998	1997

Per Share Operating Performance:
Net asset value, beginning of year	$9.82	$9.88	$9.94	$9.91	$9.88	$9.86	$9.92	$9.97	$9.94	$9.91
Investment income — net	.35	.34	.34	.35	.35	.38	.37	.37	.38	.38
Realized and unrealized gain (loss) on investments — net	.19	(.06)	(.05)	.03	.05	.20	(.06)	(.04)	.03	.05
Total from investment operations	.54	.28	.29	.38	.40	.58	.31	.33	.41	.43

Less dividends and distributions:
Investment income — net	(.35)	(.34)	(.34)	(.35)	(.35)	(.38)	(.37)	(.37)	(.38)	(.38)
Realized gain on investments — net	—	—	—	—	(.02)	—	—	—	—	(.02)
In excess of realized gain on investments — net	—	—	(.01)	—	—	—	—	(.01)	—	—
Total dividends and distributions	(.35)	(.34)	(.35)	(.35)	(.37)	(.38)	(.37)	(.38)	(.38)	(.40)
Net asset value, end of year	$10.01	$9.82	$9.88	$9.94	$9.91	$10.06	$9.86	$9.92	$9.97	$9.94

Total Investment Return:*
Based on net asset value per share	5.59%	2.93%	2.89%	3.88%	4.11%	5.96%	3.20%	3.27%	4.16%	4.40%

Ratios to Average Net Assets:
Expenses	.81%	.76%	.79%	.79%	.75%	.54%	.50%	.53%	.54%	.48%

Investment income — net	3.53%	3.46%	3.37%	4.27%	3.57%	3.80%	3.72%	3.65%	3.89%	3.84%

Supplemental Data:
Net assets, end of year (in thousands)	$602	$308	$437	$86	$108	$42,619	$39,090	$83,177	$68,562	$20,383

Portfolio turnover	51.94%	51.42%	40.28%	72.69%	61.90%	51.94%	51.42%	40.28%	72.69%	61.90%

*	Total investment returns exclude the effects of sales charges.

      Florida Fund. The Financial Highlights table is intended to help you understand the Florida Fund’s financial performance for each of the past five fiscal years. Certain information reflects financial results for a single Florida Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in shares of the Florida Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP whose report, along with the Florida Fund’s financial statements, is included in the Florida Fund’s annual report to shareholders which is available upon request.

      The following per share data and ratios have been derived from information provided in the financial statements:

	Class A					Class B

	For the Year Ended July 31,					For the Year Ended July 31,

Increase (Decrease) in Net Asset Value:	2001	2000	1999	1998	1997	2001	2000	1999	1998	1997

Per Share Operating Performance:
Net asset value, beginning of year	$9.78	$9.87	$10.00	$10.07	$9.96	$9.78	$9.86	$10.00	$10.07	$9.96
Investment income — net	.33	.33	.33	.38	.40	.29	.30	.30	.35	.36
Realized and unrealized gain (loss) on investments — net	.29	(.09)	(.13)	(.07)	.11	.29	(.08)	(.14)	(.07)	.11
Total from investment operations	.62	.24	.20	.31	.51	.58	.22	.16	.28	.47

Less dividends from investment income — net	(.33)	(.33)	(.33)	(.38)	(.40)	(.29)	(.30)	(.30)	(.35)	(.36)
Net asset value, end of year	$10.07	$9.78	$9.87	$10.00	$10.07	$10.07	$9.78	$9.86	$10.00	$10.07

Total Investment Return:*
Based on net asset value per share	6.39%	2.54%	2.01%	3.17%	5.20%	6.01%	2.29%	1.54%	2.80%	4.83%

Ratios to Average Net Assets:
Expenses	1.45%	1.49%	1.48%	1.19%	1.09%	1.80%	1.84%	1.84%	1.54%	1.45%

Investment income — net	3.28%	3.43%	3.31%	3.81%	3.98%	2.92%	3.07%	2.95%	3.46%	3.63%

Supplemental Data:
Net assets, end of year (in thousands)	$3,178	$3,188	$4,055	$5,331	$6,376	$6,521	$6,437	$7,787	$8,014	$11,461

Portfolio turnover	20.95%	29.34%	18.60%	39.52%	35.67%	20.95%	29.34%	18.60%	39.52%	35.67%

	Class C					Class D

	For the Year Ended July 31,					For the Year Ended July 31,

Increase (Decrease) in Net Asset Value:	2001	2000	1999	1998	1997	2001	2000	1999	1998	1997

Per Share Operating Performance:
Net asset value, beginning of year	$9.63	$9.80	$9.93	$10.00	$9.90	$9.77	$9.86	$10.00	$10.06	$9.95
Investment income — net	.30	.31	.30	.33	.38	.32	.32	.32	.37	.39
Realized and unrealized gain (loss) on investments — net	.34	(.17)	(.13)	(.07)	.10	.29	(.09)	(.14)	(.06)	.11
Total from investment operations	.64	.14	.17	.26	.48	.61	.23	.18	.31	.50

Less dividends from investment income — net	(.30)	(.31)	(.30)	(.33)	(.38)	(.32)	(.32)	(.32)	(.37)	(.39)
Net asset value, end of year	$9.97	$9.63	$9.80	$9.93	$10.00	$10.06	$9.77	$9.86	$10.00	$10.06

Total Investment Return:*
Based on net asset value per share	6.76%	1.49%	1.68%	2.65%	4.93%	6.29%	2.44%	1.80%	3.17%	5.10%

Ratios to Average Net Assets:
Expenses	1.59%	1.61%	1.66%	1.29%	1.26%	1.55%	1.58%	1.57%	1.29%	1.19%

Investment income — net	3.17%	3.33%	3.06%	3.78%	3.83%	3.18%	3.34%	3.21%	3.71%	3.88%

Supplemental Data:
Net assets, end of year (in thousands)	$44	$15	$64	$1	$60	$2,651	$2,488	$2,522	$5,362	$7,733

Portfolio turnover	20.95%	29.34%	18.60%	39.52%	35.67%	20.95%	29.34%	18.60%	39.52%	35.67%

*	Total investment returns exclude the effects of sales charges.

INVESTMENT OBJECTIVES AND POLICIES

      The investment objectives of the Florida Fund and the Limited Maturity Portfolio are similar; however, they differ with respect to how Fund shares are treated for purposes of Florida intangible personal property tax. The investment objective of the Florida Fund is to provide shareholders with income exempt from Federal income taxes and the opportunity to own shares whose value is exempt from Florida intangible personal property tax. The investment objective of the Limited Maturity Portfolio is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with its investment policies. The investment objective of both the Florida Fund and the Limited Maturity Portfolio is a fundamental policy that may not be changed without a vote of a majority of that Fund’s outstanding voting securities (which for this purpose under the Investment Company Act means the lesser of (i) 67% of the respective Fund’s shares present at a meeting at which more than 50% of the outstanding shares of the respective Fund are represented or (ii) more than 50% of the respective Fund’s outstanding shares). No assurance can be given that the Limited Maturity Portfolio or the Florida Fund will achieve its investment objective, or that the Combined Fund will achieve its investment objective after the Reorganization.

      As set forth above, the Florida Fund will invest primarily in a portfolio of intermediate term investment grade municipal obligations that pay interest exempt from Federal income taxes and whose value is exempt from Florida intangible personal property tax. These obligations may be issued by or on behalf of a variety of issuers, including the state of Florida, governmental entities in Florida, and issuers located in Puerto Rico, the U.S. Virgin Islands, and Guam. The Florida Fund invests at least 80% of its net assets in Florida Municipal Bonds. The Limited Maturity Portfolio will invest at least 80% of its net assets in obligations issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, and instrumentalities, that pay interest exempt from Federal income taxes. The Limited Maturity Portfolio contemplates that it will not invest more than 25% of its total assets (taken at market value) in Municipal Bonds whose issuers are located in the same state.

      Under normal circumstances, at least 80% of the assets of the Florida Fund is invested in investment grade securities or in unrated Municipal Bonds that possess creditworthiness comparable, in the opinion of FAM, to investment grade securities. The Florida Fund also may invest up to 20% of its assets in high yield bonds. The Florida Fund does not intend to purchase debt securities that are in default or which FAM believes will be in default. The Limited Maturity Portfolio will invest all of its assets in investment grade securities and will not invest in high yield bonds.

      The Florida Fund invests primarily in Municipal Bonds with remaining maturities of between one and ten years. As a result, the weighted average maturity of the Florida Fund’s investment portfolio will generally not be more than five years. As of October 31, 2001, the weighted average maturity of the investment portfolio of the Florida Fund was 4.51 years. The Limited Maturity Portfolio invests primarily in Municipal Bonds or Municipal Notes, including variable rate demand obligations, that have a maturity of less than four years. Certain Municipal Bonds that the Limited Maturity Portfolio purchases may have a maturity of greater than four years, but allow the Limited Maturity Portfolio to require the issuer to redeem the bonds within four years. The Limited Maturity Portfolio treats these bonds as having a maturity of less than four years. The Limited Maturity Portfolio will dispose of portfolio securities acquired from the Florida Fund in the Reorganization that do not satisfy this maturity criterion. As of October 31, 2001, the weighted average maturity of the Limited Maturity Portfolio’s investment portfolio was 1.84 years.

      For temporary periods, the Florida Fund may invest up to 35% of its net assets in short term tax-exempt or taxable money market obligations, although the Florida Fund will generally not invest more than 20% of its net assets in taxable money market obligations. As a temporary measure for defensive purposes, the Florida Fund may invest without limitation in short term tax-exempt or taxable money market obligations. While the Limited Maturity Portfolio does not intend to realize taxable investment income, it may invest as much as 20% of its net assets on a temporary basis in taxable money market securities with remaining maturities of one year or less for liquidity purposes or as a temporary investment of cash pending investment of such cash in Municipal Bonds. In addition, as a temporary measure for defensive purposes, the Limited Maturity Portfolio may invest without limitation in taxable money market securities.

      Each Fund may invest in fixed rate or variable obligations. Each may also invest in derivative securities, including futures, options, indexed securities, inverse securities, and swap agreements. At times, each Fund may seek to hedge its portfolio through the use of futures contracts and options transactions thereon to reduce volatility in the net asset value of its shares.

      The Florida Fund is classified as a non-diversified fund within the meaning of the Investment Company Act, which means that it is not limited by the Investment Company Act in the proportion of its total assets that it may invest in the securities of a single issuer. The Limited Maturity Portfolio is classified as a diversified fund within the meaning of the Investment Company Act. The investments of the Florida Fund and the Limited Maturity Portfolio are limited so as to qualify the applicable Fund for the special tax treatment afforded to regulated investment companies (“RICs”) under the Code. See “The Reorganization — Tax Consequences of the Reorganization.” To qualify as a RIC, among other requirements, the Florida Fund and the Limited Maturity Portfolio limit investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund’s total assets are invested in the securities (other than U.S. Government securities) of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets are invested in the securities (other than U.S. Government securities) of a single issuer and it will not own more than 10% of the outstanding voting securities of a single issuer. A fund such as the Limited Maturity Portfolio that elects to be classified as “diversified” under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent the Florida Fund may concentrate its investments among fewer issuers than the Limited Maturity Portfolio, its exposure to credit and market risks associated with such issuers may be greater than that of the Limited Maturity Portfolio.

Description of Municipal Bonds

      Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development bonds (“IDBs”) are issued by or on behalf of public authorities to finance various privately operated facilities, including pollution control facilities. Such obligations are included within the term Municipal Bonds if the interest paid thereon is exempt from Federal income tax. Municipal Bonds also include short term tax-exempt municipal obligations such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, variable rate demand notes and Public Housing Authority notes that are fully secured by a pledge of the full faith and credit of the United States.

      The two principal classifications of Municipal Bonds are “general obligation” bonds and “revenue” or “special obligation” bonds. General obligation bonds are secured by the issuer’s pledge of faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds from a special excise tax or other specific revenue source such as from the user of the facility being financed. Municipal Bonds also may include “moral obligation” bonds, which normally are issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

      Each Fund may purchase IDBs and private activity bonds. IDBs and private activity bonds are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. IDBs and private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. Continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed. Interest received on private activity bonds may subject certain investors in a Fund to a Federal alternative minimum tax.

      As set forth above, each Fund may invest in variable rate demand obligations (“VRDOs”). VRDOs are floating rate securities that combine an interest in a long-term Municipal Bond with the right to demand payment before maturity from a bank or other financial institution containing a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. The interest rates are adjustable at intervals ranging from daily to up to six months based on some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs at approximately the par value of the VRDOs upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

      Each Fund also may invest in VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank (“institution”). Participating VRDOs provide a Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the institution upon a specified number of days’ notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the institution. A Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

      Each Fund has been advised by its counsel that the interest received on Participating VRDOs will be treated as interest from tax-exempt obligations as long as the Fund does not invest more than a limited amount (not more than 20%) of its total assets in such investments and certain other conditions are met. It is contemplated that the Funds will not invest more than a limited amount of its total assets in Participating VRDOs.

      Also included within the general category of Municipal Bonds are participation certificates in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “municipal lease obligations”) entered into by a state or political subdivision to finance the acquisition, development or construction of equipment, land or facilities. Although municipal lease obligations do not constitute general obligations of the issuer for which the lessee’s unlimited taxing power is pledged, a municipal lease obligation is frequently backed by the lessee’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain municipal lease obligations contain “non-appropriation” clauses which provide that the lessee has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” municipal lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in municipal lease obligations may be illiquid. Neither Fund may invest in illiquid municipal lease obligations if such investment, together with all other illiquid investments, would exceed 15% of the Fund’s net assets. Each Fund may, however, invest without regard to such limitation in municipal lease obligations which FAM, pursuant to guidelines which have been adopted by the applicable Board and subject to the supervision of the applicable Board, determines to be liquid. FAM will deem municipal lease obligations liquid if they are publicly offered and have received an investment grade rating of BBB or better by S&P or Fitch, or Baa or better by Moody’s. Unrated municipal lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, FAM must, among other things, also review the creditworthiness of the entity obligated to make payment under the municipal lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

      Yields on Municipal Bonds depend upon a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ability of a Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the Municipal Bonds in which the Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of holders of Municipal Bonds and the obligations of the issuers of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and such laws, if any, that may be enacted by Congress or state legislatures imposing a moratorium on the payment of principal and interest or imposing other constraints or conditions on the payment of principal and interest on Municipal Bonds.

      From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Bonds. It may be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the ability of a Fund to pay “exempt-interest” dividends might be adversely affected and such Fund would re-evaluate its investment objective and policies and consider changes in its structure. See “Dividends and Taxes.”

Other Investment Policies

      When-Issued Securities, Delayed Delivery Securities and Forward Commitments. Each Fund may purchase or sell securities on a delayed delivery basis or on a when-issued basis or purchase or sell securities through a forward commitment. For a description of when-issued securities, delayed delivery transactions and forward commitments, including the risks associated therewith, see “Investment Risks” in the Municipal Bond Fund Prospectus, and “Investment Policies of the Portfolios — Description of Municipal Bonds” and “— Forward Commitments” in the Municipal Bond Fund Statement.

      Hedging Techniques. Each Fund may engage in various portfolio strategies to hedge their respective portfolios against investment risk, interest rate risk and other risks. For a description of hedging instruments and the risks associated with investment in such instruments, see “Investment Risks” in the Municipal Bond Fund Prospectus, and “Investment Policies of the Portfolios — Financial Futures Contracts and Derivatives” and “— Description of Financial Futures Contracts” in the Municipal Bond Fund Statement.

      Indexed and Inverse Floating Obligations. Each Fund may invest in indexed and inverse floating obligations. For a description of indexed and inverse floating obligations and the risks associated with investment in such instruments, see “Investment Risks” in the Municipal Bond Fund Prospectus and “Investment Policies of the Portfolios — Indexed and Inverse Floating Obligations” in the Municipal Bond Fund Statement.

      Swap Agreements. Each Fund may invest in swap agreements. For a description of swap agreements and the risks associated with investment in such instruments, see “Investment Risks” in the Municipal Bond Fund Prospectus and “Investment Policies of the Portfolios — Swaps” in the Municipal Bond Fund Statement.

      Temporary Investments. Each Fund may invest in certain short-term securities on a temporary basis for liquidity purposes or defensive purposes. For a description of such short-term securities, please see “Investment Objective and Policies” in the Municipal Bond Fund Statement and “Investment Policies of the Portfolios — Description of Temporary Investments” in the Municipal Bond Fund Statement and “Investment Objectives and Policies — Description of Temporary Investments” in the Florida Fund Statement.

Investment Restrictions

      Other than as noted below, the Limited Maturity Portfolio and the Florida Fund have substantially similar investment restrictions. As an additional fundamental restriction, the Limited Maturity Portfolio will not make any investment inconsistent with its classification as a diversified fund under the Investment Company Act. A fund that elects to be classified as a “diversified” fund under the Investment Company Act, such as the Limited Maturity Portfolio, must satisfy the requirements that (i) with respect to 75% of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 75% of its total assets, it will not own more than 10% of the outstanding voting securities of a single issuer. For purposes of this restriction, the Limited Maturity Portfolio will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority that issues securities on behalf of a private entity as a separate issuer. If the security is backed only by the assets and revenues of a non-governmental entity, then the entity with the ultimate responsibility for payment of interest and principal may be regarded as the sole issuer. See “Investment Restrictions” in the Municipal Bond Fund Statement. The Florida Fund is classified as a “non-diversified” fund within the meaning of the Investment Company Act, which means that the Florida Fund is not limited by the Investment Company Act in the proportion of its assets that it may invest in securities of a single issuer. To the extent that the Florida Fund assumes large positions in securities of a small number of issuers, the Florida Fund’s net asset value may fluctuate to a greater extent than that of a diversified fund as a result of changes in the financial condition or in the market’s assessment of the issuers, and the Florida Fund may be more susceptible to any single, economic, political or regulatory occurrence than a diversified fund such as the Limited Maturity Portfolio.

Management

      Board Members and Officers. The Board of Municipal Bond Fund consists of eight individuals, seven of whom are not “interested persons” of Municipal Bond Fund as defined in the Investment Company Act. The Board of Limited Maturity Trust currently consists of five individuals, four of whom are not “interested persons” of Limited Maturity Trust as defined by the Investment Company Act. See “Item 1: Election of Board Members.” Terry K. Glenn is a Board Member and an “interested person” of both Municipal Bond Fund and Limited Maturity Trust. Mr. Glenn is also the President of Limited Maturity Trust and Municipal Bond Fund. The Board Members are responsible for the overall supervision of the operation of each Fund and perform the various duties imposed on the Board Members of investment companies by the Investment Company Act.

      Information about the Board Members and officers of Municipal Bond Fund, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Board Member is P.O. Box 9011, Princeton, New Jersey 08543-9011.

      TERRY K. GLENN (61) — President and Director(1)(2) — Chairman (Americas Region) of Merrill Lynch Investment Managers, L.P. (“MLIM”) since 2001 and Executive Vice President of FAM and its affiliate, MLIM (which terms as used herein include their corporate predecessors) since 1983; President, Merrill Lynch Mutual Funds since 1999; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of Princeton Administrators, L.P. since 1988; Director of Financial Data Services Inc. since 1985.

      RONALD W. FORBES (61) — Director(2)(3) — 1400 Washington Avenue, Albany, New York 12222. Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000 and Professor thereof from 1989 to 2000; International Consultant, Urban Institute, Washington, D.C. from 1995 to 1999.

      CYNTHIA A. MONTGOMERY (49) — Director(2)(3) — Harvard Business School, Soldiers Field Road, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Associate Professor, Graduate School of Business Administration, The University of Michigan from 1979 to 1985; Director, UnumProvident Corporation since 1990 and Director, Newell Rubbermaid Inc. since 1995.

      CHARLES C. REILLY (70) — Director(2)(3) — 9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct

Professor, Wharton School, University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television from 1986 to 1997.

      KEVIN A. RYAN (69) — Director(2)(3) — 127 Commonwealth Avenue, Chestnut Hill, Massachusetts 02467. Founder and currently Director Emeritus of the Boston University Center for the Advancement of Ethics and Character and Director thereof from 1989 to 1999; Professor from 1982 to 1999 and currently Professor Emeritus of Education at Boston University; formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University.

      ROSCOE S. SUDDARTH (66) — Director(2)(3) — 7403 MacKenzie Court, Bethesda, Maryland 20817. Former President, Middle East Institute, from 1995 to 2001; Foreign Service Officer, United States Foreign Service, from 1961 to 1995; Career Minister, from 1989 to 1995; Deputy Inspector General, U.S. Department of State, from 1991 to 1994; U.S. Ambassador to the Hashemite Kingdom of Jordan, from 1987 to 1990.

      RICHARD R. WEST (63) — Director(2)(3) — Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, Dean from 1984 to 1993, and currently Dean Emeritus of New York University Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado Realty Trust, Inc. (real estate holding company) and Alexander’s, Inc. (real estate company).

      EDWARD D. ZINBARG (66) — Director(2)(3) — 5 Hardwell Road, Short Hills, New Jersey 07078-2117. Self-employed financial consultant since 1994; Executive Vice President of The Prudential Insurance Company of America from 1988 to 1994; former Director of Prudential Reinsurance Company and former Trustee of The Prudential Foundation.

      KENNETH A. JACOB (50) — Senior Vice President(1)(2) — First Vice President of MLIM since 1997; Vice President of MLIM from 1984 to 1997; Vice President of FAM since 1984.

      JOHN LOFFREDO (38) — Senior Vice President(1)(2) — First Vice President of MLIM since 1997; Vice President of MLIM from 1991 to 1997.

      DONALD C. BURKE (41) — Vice President and Treasurer(1)(2) — First Vice President of FAM and MLIM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of FAM and MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.

      PETER J. HAYES (39) — Vice President and Portfolio Manager of the Limited Maturity Portfolio(1)(2) — First Vice President of MLIM since 1997; Vice President of MLIM from 1988 to 1997.

      ALICE A. PELLEGRINO (41) — Secretary(1)(2) — Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM since 1997; Associate with Kirkpatrick & Lockhart LLP from 1992 to 1997.

(1)	Interested person, as defined in the Investment Company Act, of Municipal Bond Fund.

(2)	Such Board Member or officer is a director, trustee or officer of certain other investment companies for which FAM or MLIM acts as the investment adviser or manager.

(3)	Member of Municipal Bond Fund’s Audit and Nominating Committee, which is responsible for the selection of the independent auditors and the selection and nomination of non-interested Board Members.

     Investment Advisory Arrangements. FAM serves as the Investment Adviser for the Limited Maturity Portfolio pursuant to an Investment Advisory Agreement with Municipal Bond Fund, on behalf of the Limited Maturity Portfolio. FAM also serves as the Investment Adviser for the Florida Fund pursuant to an Investment Advisory Agreement with Limited Maturity Trust, on behalf of the Florida Fund. Under each Investment Advisory Agreement, except for certain minor differences, FAM provides identical services to the Funds.

      Pursuant to the Investment Advisory Agreement between Limited Maturity Trust, on behalf of the Florida Fund, and FAM, the Florida Fund pays FAM a monthly investment advisory fee at the annual rate of 0.35% of the average daily net assets of the Florida Fund.

      Municipal Bond Fund’s Investment Advisory Agreement with FAM provides that as compensation for FAM’s services to the Limited Maturity Portfolio, FAM receives at the end of each month a fee at the annual rates set forth below, which rates are based upon the aggregate average daily net assets of the three portfolios of Municipal Bond Fund. The rates for the Limited Maturity Portfolio are subject to reduction to the extent that the aggregate average daily net assets of the three portfolios of Municipal Bond Fund exceed $250 million, $400 million, and $550 million. The portion of the assets of the Limited Maturity Portfolio to which a fee rate applies will be determined on a “uniform percentage” basis for each breakpoint level. The uniform percentage for a breakpoint level is determined by dividing the aggregate average daily net assets of the three portfolios of Municipal Bond Fund that fall within that breakpoint level by the aggregate average daily net assets of the three portfolios of Municipal Bond Fund. The amount of the advisory fee for the Limited Maturity Portfolio at each breakpoint level is determined by multiplying the average daily net assets of the Limited Maturity Portfolio by the uniform percentage applicable to that breakpoint level and multiplying the product by the applicable advisory fee rate.

Limited Maturity Portfolio
Investment Advisory
Aggregate Average Daily Net Assets of the Three Portfolios	Fee Rate

Not exceeding $250 million	0.400%
In excess of $250 million but not exceeding $400 million	0.375
In excess of $400 million but not exceeding $550 million	0.350
In excess of $550 million	0.325

      Stated otherwise, the advisory fee for the Limited Maturity Portfolio is computed as follows:

(	Breakpoint Asset Level Aggregate Average Daily Net Assets of the 3 Portfolios	)	× Assets of the Limited Maturity Portfolio × Applicable Advisory Fee Rate for Breakpoint

      As of June 30, 2001, the aggregate net assets of the three portfolios of Municipal Bond Fund were approximately $2.6 billion while the aggregate net assets of the Limited Maturity Portfolio were approximately $266.2 million. For the fiscal year ended June 30, 2001, the investment advisory fee rate of the Limited Maturity Portfolio was 0.34%. Assuming the Reorganization had taken place on October 31, 2001, the pro forma investment advisory fee rate for the Combined Fund would have been lower than the investment advisory fee rate for the Florida Fund. See “Summary — Fee Tables.”

Purchase of Shares

      Each Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. The Class A, Class B, Class C, and Class D shares issued by the Limited Maturity Portfolio are substantially similar in all respects to the Class A, Class B, Class C, and Class D shares issued by the Florida Fund, except that (i) the shares of the Limited Maturity Portfolio are common stock in a series of a Maryland corporation and the shares of the Florida Fund are beneficial interests in a series of a Massachusetts business trust, (ii) the shares of the Limited Maturity Portfolio represent interests in a different investment portfolio than the shares of the Florida Fund, and (iii) the contractual investment advisory fee rates for shares of the Limited Maturity Portfolio are generally higher than the investment advisory fee rate for shares of the Florida Fund. Despite the higher contractual investment advisory fees for the Limited Maturity Portfolio at the first two breakpoints, it is expected that the actual investment advisory fee paid by the Combined Fund after the Reorganization will be slightly lower than the investment advisory fee currently paid by the Florida Fund. This is expected to be the case because the assets of the Florida Fund acquired by the Limited Maturity Portfolio in the Reorganization will be subject to a lower contractual investment advisory fee rate due to the expected aggregate net assets of the Limited Maturity Portfolio and Municipal Bond Fund after the Reorganization. As of October 31, 2001, the investment advisory fee payable by the Florida Fund and the Limited Maturity Portfolio to FAM was equal to 0.35% and 0.34% of the average daily net assets of the Florida Fund and the Limited Maturity Portfolio, respectively. Assuming the Reorganization had taken place on October 31, 2001, the pro forma investment advisory fee for the Combined Fund would have been equal to 0.34% of the average daily net assets of the Combined Fund. Class C shares of both Funds are available only through the exchange privilege. For a complete discussion of the four classes of shares and the purchase and distribution procedures related thereto, see “Your Account — Merrill Lynch Select PricingSM System,” “Your Account — How to Buy, Sell, Transfer and Exchange Shares” and “Your Account — Participation in Fee Based Programs” in the Florida Prospectus and “Your Account — Merrill Lynch Select PricingSM System” and “Your Account — How to Buy, Sell, Transfer and Exchange Shares” in Municipal Bond Fund Prospectus.

Redemption of Shares

      The procedure for redeeming shares of the Limited Maturity Portfolio is the same as the procedure for redeeming shares of the Florida Fund. For purposes of computing any CDSC that may be payable upon disposition of shares of the Limited Maturity Portfolio distributed to the Florida Fund’s shareholders in the Reorganization, the holding period of shares of the Florida Fund that are outstanding on the date of the Reorganization will be tacked onto the holding period of the shares of the Limited Maturity Portfolio that are distributed in the Reorganization. See “Your Account — Merrill Lynch Select PricingSM System,” “Your Account — How to Buy, Sell, Transfer and Exchange Shares” and “Your Account — Participation in Fee Based Programs” in the Florida Prospectus and “Your Account — Merrill Lynch Select PricingSM System” and “Your Account — How to Buy, Sell, Transfer and Exchange Shares” in the Municipal Bond Fund Prospectus.

Performance

      General. The following tables provide performance information for each class of shares of the Florida Fund and the Limited Maturity Portfolio, including and excluding maximum applicable sales charges, for the periods indicated. Past performance does not indicate future performance.

Florida Fund

Average Annual Total Return*

	Class A Shares		Class B Shares		Class C Shares		Class D Shares

	With	Without	With	Without	With	Without	With	Without
	Sales	Sales	Sales	Sales	Sales	Sales	Sales	Sales
Period	Charge**	Charge	Charge**	Charge	Charge**	Charge	Charge**	Charge

Year Ended October 31, 2001	6.26%	7.33%	5.95%	6.95%	6.78%	7.78%	6.16%	7.23%
Five Years Ended October 31, 2001	3.80%	4.01%	3.64%	3.64%	3.63%	3.63%	3.68%	3.89%
Inception*** through October 31, 2001	3.87%	4.01%	3.64%	3.64%	3.89%	3.89%	4.13%	4.27%

*	The Average Annual Total Return figures presented have been calculated based on actual sales charge and expense levels for the time periods indicated.

**	Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class D shares is 1.00%. The CDSC on Class B shares and Class C shares is 1.00% and is reduced to 0.00% after one year.

***	Class A and Class B shares commenced operations on November 26, 1993. Class C and Class D shares commenced operations on October 21, 1994.

Florida Fund

Yield and Tax Equivalent Yield*

	Class A Shares		Class B Shares		Class C Shares		Class D Shares

		Tax		Tax		Tax		Tax
		Equivalent		Equivalent		Equivalent		Equivalent
Period	Yield	Yield**	Yield	Yield**	Yield	Yield**	Yield	Yield**

30 Days Ended October 31, 2001	1.13%	1.57%	0.78%	1.09%	0.75%	1.04%	1.03%	1.44%

*	Assumes the maximum applicable sales charge currently in effect.

**	Assumes a Federal income tax rate of 28% but does not assume any exemption of the value of shares of the Florida Fund from Florida intangible personal property tax. If the exemption of the value of shares of the Florida Fund from Florida intangible personal property tax were taken into account, the tax-equivalent yield of the Florida Fund would have been higher. The value of shares of the Combined Fund will not be exempt from Florida intangible personal property tax.

Limited Maturity Portfolio

Average Annual Total Return*

	Class A Shares		Class B Shares		Class C Shares		Class D Shares

	With	Without	With	Without	With	Without	With	Without
	Sales	Sales	Sales	Sales	Sales	Sales	Sales	Sales
Period	Charge**	Charge	Charge**	Charge	Charge**	Charge	Charge**	Charge

Year Ended October 31, 2001	5.30%	6.37%	5.09%	6.09%	5.10%	6.10%	5.30%	6.36%
Five Years Ended October 31, 2001	4.15%	4.36%	4.00%	4.00%	3.98%	3.98%	4.06%	4.27%
Ten Years/ Inception*** through October 31, 2001	4.28%	4.38%	3.82%	3.82%	3.98%	3.98%	4.17%	4.32%

*	The Average Annual Total Return figures presented have been calculated based on actual sales charge and expense levels for the time periods indicated.

**	Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class D shares is 1.00%. The CDSC on Class B and Class C shares is 1.00% and is reduced to 0.00% after one year.

***	Class A shares commenced operations on November 2, 1979. Class B shares commenced operations on November 2, 1992. Class C and Class D shares commenced operations on October 21, 1994.

Limited Maturity Portfolio

Yield and Tax Equivalent Yield*

	Class A Shares		Class B Shares		Class C Shares		Class D Shares

		Tax		Tax		Tax		Tax
		Equivalent		Equivalent		Equivalent		Equivalent
Period	Yield	Yield**	Yield	Yield**	Yield	Yield**	Yield	Yield**

30 Days Ended October 31, 2001	2.33%	3.23%	1.99%	2.77%	1.99%	2.77%	2.23%	3.09%

*	Assumes the maximum applicable sales charge currently in effect.

**	Based on a Federal income tax rate of 28%.

Code of Ethics

      The Board of each of Municipal Bond Fund and Limited Maturity Trust has approved the same Code of Ethics under Rule 17j-1 of the Investment Company Act, which covers the Funds, FAM, and FAMD. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the respective Fund.

Shareholder Rights

      Voting rights for Board Members are not cumulative. Shares of the Limited Maturity Portfolio to be issued to the Florida Fund in the Reorganization and thereafter distributed to the shareholders of the Florida Fund will be fully paid and non-assessable, will have no preemptive rights and will have the conversion rights described in this Prospectus and Proxy Statement and in the Municipal Bond Fund Prospectus. Each share of the Limited Maturity Portfolio is entitled to participate equally in dividends declared with respect to the Limited Maturity Portfolio and in the net assets of the Limited Maturity Portfolio on liquidation or dissolution after satisfaction of outstanding liabilities, except that Class B, Class C, and Class D shares bear certain additional expenses. Rights attributable to shares of the Florida Fund are identical to those described above.

Dividends

      The current policy of the Florida Fund with respect to dividends is substantially similar to the current dividend policy of the Limited Maturity Portfolio. It is the intention of each Fund to distribute net investment income, if any, monthly. In addition, each Fund declares and distributes all net realized capital gains, if any, to shareholders at least annually. Capital gains distributions will be automatically reinvested in shares unless the shareholder elects to receive such distributions in cash.

Automatic Dividend Reinvestment Plan

      Each Fund offers its shareholders an Automatic Dividend Reinvestment Plan (each, a “Plan” and collectively, the “Plans”) with the same terms. Pursuant to the Plans, dividends will be automatically reinvested, without a sales charge, in additional full and fractional shares of the relevant Fund unless a shareholder has elected to receive such dividends in cash. For further information about the Plans, see “Shareholder Services — Automatic Reinvestment of Dividends” in the Municipal Bond Fund Statement.

      After the Reorganization, prior shareholders of the Florida Fund who elected to receive dividends in cash will continue to receive dividends in cash from the Combined Fund; all other shareholders of the Florida Fund will have their dividends automatically reinvested in shares of the Combined Fund. However, if a shareholder owns shares of the Florida Fund and shares of the Limited Maturity Portfolio, after the Reorganization, the shareholder’s election with respect to the dividends of the Limited Maturity Portfolio will control unless the shareholder specifically elects a different option at that time.

Tax Information

      The tax consequences associated with an investment in shares of the Florida Fund are substantially similar to the tax consequences associated with an investment in shares of the Limited Maturity Portfolio, except that the value of shares of the Limited Maturity Portfolio are not exempt from Florida intangible personal property tax. See “Your Account — Dividends and Taxes” in the Municipal Bond Fund Prospectus.

Portfolio Transactions

      The procedures for engaging in portfolio transactions are generally the same for the Florida Fund and Municipal Bond Fund. For a discussion of these procedures, see “Portfolio Transactions and Brokerage Commissions” in the Municipal Bond Fund Statement.

Portfolio Turnover

      Generally, neither of the Funds purchases securities for short term trading profits. However, each Fund may dispose of securities without regard to the time that they have been held when such action, for defensive or other reasons, appears advisable to FAM. Neither Fund has any limit on its rate of portfolio turnover. A high portfolio turnover may result in negative tax consequences, such as an increase in capital gain dividends or in ordinary income dividends of accrued market discount. High portfolio turnover also may involve correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions that are borne directly by the Funds. The portfolio turnover rates for the Florida Fund for the fiscal years ended July 31, 2000 and 2001 were 29.34% and 20.95%, respectively. The portfolio turnover rates for the Limited Maturity Portfolio for the fiscal years ended June 30, 2000 and 2001 were 51.42% and 51.94%, respectively.

Additional Information

      Net Asset Value. The Florida Fund and the Limited Maturity Portfolio determine the net asset value of each class of their shares once daily as of the close of business on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Net asset value is computed by dividing the market value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. For a discussion of these procedures, see “Determination of Net Asset Value” in the Municipal Bond Fund Statement.

      Shareholder Services. Municipal Bond Fund offers a number of shareholder services and investment plans designed to facilitate investment in shares of Municipal Bond Fund. For a description of these services, see “Shareholder Services” in the Municipal Bond Fund Statement.

      Custodian. The Bank of New York acts as custodian of both the Florida Fund and Municipal Bond Fund. The principal business address of The Bank of New York in such capacity is 100 Church Street, New York, New York 10007. It is presently anticipated that The Bank of New York will serve as the custodian of the Combined Fund.

      Accounting Services. Both Limited Maturity Trust, on behalf of the Florida Fund, and Municipal Bond Fund, on behalf of each of its three Portfolios, have entered into an agreement with State Street Bank and Trust Company (“State Street”) effective January 1, 2001, pursuant to which State Street provides certain accounting services to each Fund. The Florida Fund and Municipal Bond Fund pay a fee for these services. Prior to January 1, 2001, FAM provided accounting services to each Fund and was reimbursed by the Florida Fund and Municipal Bond Fund at its cost in connection with such services. FAM continues to provide certain accounting services to each Fund and the Florida Fund and Municipal Bond Fund reimburses FAM for these services.

      The tables below show the amounts paid by the Florida Fund and Municipal Bond Fund to State Street and to FAM for the periods indicated:

	Fees for Accounting Services

	Fiscal Year End 2001*		Fiscal Year End 2000*		Fiscal Year End 1999*

	Paid to	Paid to	Paid to	Paid to	Paid to	Paid to
	State Street**	FAM	State Street	FAM	State Street	FAM

Florida Fund	$24,181	$8,272	N/A	$44,877	N/A	$42,391
Municipal Bond Fund***	$362,706	$265,020	N/A	$416,856	N/A	$429,103

*	The fiscal year end for the Florida Fund is July 31 and the fiscal year end for the Limited Maturity Portfolio is June 30.

**	Represents payments pursuant to the agreement with State Street commencing January 1, 2001.

***	Represents payments made on behalf of all three Portfolios of Municipal Bond Fund.

     Transfer Agent, Dividend Disbursing Agent and Shareholder Servicing Agent. Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, an affiliate of FAM, serves as the transfer agent, dividend disbursing agent and shareholder servicing agent with respect to each Fund (the “Transfer Agent”), at the same fee schedule, pursuant to separate agreements with each of the Funds. Each Fund currently pays between $16.00 and $20.00 for each Class A or Class D shareholder account and between $19.00 and $23.00 for each Class B or Class C shareholder account, depending on the level of service required. Each also reimburses the Transfer Agent’s reasonable out-of-pocket expenses and pays a fee of 0.10% of account assets for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor (Merrill Lynch MFASM) Program. The following table sets forth the transfer agent fees paid by each Fund for the last three fiscal years:

Transfer Agent Fees†

Fund	Fiscal Year End 1999*	Fiscal Year End 2000*	Fiscal Year End 2001*

Florida Fund	$4,031	$3,502	$7,091
Limited Maturity Portfolio	$84,796	$73,657	$61,578

†	For the fiscal year ends 1999, 2000, and 2001, each Fund generally paid fees to the Transfer Agent at lower rates than the ones currently in effect. If the current rates were in effect for the fiscal year ends 1999, 2000, and 2001, the fees paid by each Fund to the Transfer Agent may have been higher.

*	The fiscal year end for the Florida Fund is July 31 and the fiscal year end for the Limited Maturity Portfolio is June 30.

     Shares of Beneficial Interest/ Capital Stock. Municipal Bond Fund is authorized to issue 3,850,000,000 shares of common stock, par value $.10 per share, of which the Limited Maturity Portfolio is authorized to issue 600,000,000 shares divided into four classes, designated Class A, Class B, Class C, and Class D Common Stock. Each of Class A, Class B, Class C, and Class D of the Limited Maturity Portfolio is authorized to issue up to 150,000,000 shares. Each outstanding share of the Limited Maturity Portfolio is fully paid and non-assessable and has full voting rights. Limited Maturity Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.10 per share, and presently has only one series, which has been divided into four classes, designated Class A, Class B, Class C, and Class D shares; each outstanding share has full voting rights and is fully paid and nonassessable, except that shareholders of the Florida Fund may under certain circumstances be held personally liable for the obligations of Limited Maturity Trust. The Class A, Class B, Class C, and Class D shares issued by the Limited Maturity Portfolio are substantially similar to the Class A, Class B, Class C, and Class D shares issued by the Florida Fund, except that (i) the shares of the Limited Maturity Portfolio are common stock in a series of a Maryland corporation and the shares of the Florida Fund are beneficial interests in a series of a Massachusetts business trust, (ii) the shares of the Limited Maturity Portfolio represent interests in a different investment portfolio than the shares of the Florida Fund, and (iii) the contractual investment advisory fee rates for shares of the Limited Maturity Portfolio are generally higher than the contractual investment advisory fee rate for shares of the Florida Fund. See “Summary — Fee Tables.”

      Shareholder Inquiries. Shareholder inquiries with respect to the Florida Fund and the Limited Maturity Portfolio may be addressed to the respective Fund by telephone at (609) 282-2800 or at the address set forth on the cover page of this Proxy Statement and Prospectus.

THE REORGANIZATION

General

      Under the Agreement and Plan (attached hereto as Exhibit I), the Limited Maturity Portfolio will acquire substantially all of the assets, and will assume substantially all of the liabilities, of the Florida Fund, and will simultaneously distribute to the Florida Fund shares of common stock of the Limited Maturity

Portfolio. Such shares will then be distributed on a proportionate basis to the shareholders of the Florida Fund in liquidation of the Florida Fund.

      Generally, the assets transferred by the Florida Fund to the Limited Maturity Portfolio will equal all investments of the Florida Fund held in its portfolio as of the Valuation Time (as defined below) and all other assets of the Florida Fund as of such time.

      The Florida Fund will distribute shares of the Limited Maturity Portfolio received by it pro rata to its shareholders in return for such shareholders’ proportionate interest in the Florida Fund. The shares of the Limited Maturity Portfolio received by the shareholders of the Florida Fund will be of the same class and have the same aggregate net asset value as each such shareholder’s interest in the Florida Fund as of the Valuation Time. (See “Terms of the Agreement and Plan of Reorganization — Valuation of Assets and Liabilities” for information concerning the calculation of net asset value.) Such distribution of the shares of the Limited Maturity Portfolio will be accomplished by opening new accounts on the books of Municipal Bond Fund in the names of the shareholders of the Florida Fund, including shareholders holding shares of the Florida Fund in certificate form, and transferring to those shareholders’ accounts the shares of common stock of the Limited Maturity Portfolio representing such shareholders’ interest previously credited to the account of the Florida Fund. Shareholders holding shares of the Florida Fund in certificate form may receive certificates representing the shares of the Limited Maturity Portfolio credited to their account in respect of such shares of the Florida Fund by sending the certificates to the Transfer Agent accompanied by a written request for such exchange.

      Since the shares of the Limited Maturity Portfolio will be issued at net asset value, and the shares of the Florida Fund will be valued at net asset value, the holders of shares of the Florida Fund will not be diluted as a result of the Reorganization. However, a shareholder of the Florida Fund will hold a lower ownership percentage in the Combined Fund after the Reorganization than such shareholder currently holds in the Florida Fund.

Procedure

      On December 14, 2001, the Board of Limited Maturity Trust, including all of the Board Members who are not “interested persons” of Limited Maturity Trust as defined by the Investment Company Act, unanimously approved the Agreement and Plan and the submission of the Agreement and Plan to the shareholders of the Florida Fund for their approval. At a Board meeting held on January 3, 2002, all the Board Members of Municipal Bond Fund present at the meeting, including a majority of the Board Members who are not “interested persons” of Municipal Bond Fund as defined by the Investment Company Act, unanimously approved the Agreement and Plan.

      If the shareholders of the Florida Fund approve the Agreement and Plan at the Meeting, all required regulatory approvals are obtained and certain other conditions are either met or waived, it is presently anticipated that the Reorganization will take place as soon as practicable after such shareholder approval.

      The Board of Limited Maturity Trust recommends that the shareholders of the Florida Fund vote FOR approval of the Agreement and Plan.

Terms of the Agreement and Plan of Reorganization

      The following is a summary of the significant terms of the Agreement and Plan of Reorganization. This summary is qualified in its entirety by reference to the Agreement and Plan of Reorganization, a copy of which is attached hereto as Exhibit I.

      The assets of the Florida Fund and the assets of the Limited Maturity Portfolio will be valued as of the close of business on the NYSE on the business day prior to the date on which the Reorganization takes place (the “Valuation Time”). The assets of the Florida Fund and the assets of the Limited Maturity Portfolio will be valued according to the procedures set forth under “Determination of Net Asset Value” in the most recent Statement of Additional Information of Municipal Bond Fund. These procedures are identical to those used by Limited Maturity Trust to value the assets of the Florida Fund. Purchase orders for shares of the Florida Fund that have not been confirmed as of the Valuation Time will be treated as assets of the Florida Fund for purposes of the Reorganization; redemption requests with respect to shares of the Florida Fund which have not settled as of the Valuation Time will be treated as liabilities of the Florida Fund for purposes of the Reorganization.

      Distribution of Shares of the Limited Maturity Portfolio. On the business day on which the Reorganization takes place (the “Closing Date”), Municipal Bond Fund will issue to the Florida Fund a number of shares of the Limited Maturity Portfolio with an aggregate net asset value equal to the value of the assets of the Florida Fund acquired by the Limited Maturity Portfolio, reduced by the amount of liabilities of the Florida Fund assumed by the Limited Maturity Portfolio. As soon as practicable after the Closing Date, the Florida Fund will distribute the shares of the Limited Maturity Portfolio received by it pro rata to its shareholders in proportion to such shareholders’ interest in the Florida Fund. The shares of the Limited Maturity Portfolio received by the shareholders of the Florida Fund will be of the same class and have the same aggregate net asset value as the shares of the Florida Fund held by such shareholder as of the Valuation Time.

      Expenses. The expenses of the Reorganization that are directly attributable to the Florida Fund and the conduct of its business will be deducted from the assets of the Florida Fund as of the Valuation Time. These expenses are expected to include the expenses incurred in preparing, printing, and mailing the proxy materials to be used in connection with the Meeting, the expenses related to the solicitation of proxies to be voted at the Meeting, and the expenses of printing the N-14 Registration Statement. The expenses of the Reorganization that are directly attributable to the Limited Maturity Portfolio and the conduct of its business will be borne by FAM. These expenses are expected to include the costs of printing sufficient copies of its Prospectus and its most recent Annual Report to accompany the Proxy Statement and Prospectus.

      The expenses of the Reorganization, including, but not limited to, expenses incurred in connection with obtaining an opinion of counsel with respect to the tax consequences of the Reorganization, the preparation of the Agreement and Plan, legal fees, transfer agent fees and audit fees will be borne equally by the Funds. However, FAM has agreed to bear such expenses of the Limited Maturity Portfolio. The aggregate expenses of the Reorganization attributable to the Florida Fund are estimated to be $98,200. The aggregate expenses of the Reorganization attributable to the Limited Maturity Portfolio (which FAM has agreed to bear on behalf of the Limited Maturity Portfolio as described above) are estimated to be $68,400.

      Required Approvals. Consummation of the Reorganization requires, among other things, the affirmative vote of the shareholders of the Florida Fund, voting together as a single class, representing a majority of the outstanding shares of the Florida Fund entitled to be voted thereon. The shareholders of the Limited Maturity Portfolio are not required to approve the Agreement and Plan. The consummation of the Reorganization is also conditioned upon the receipt of certain regulatory approvals as well as an opinion of counsel relating to the tax-free treatment of the transaction.

      Termination of the Florida Fund and Limited Maturity Trust. Following the consummation of the Reorganization, the Board of Limited Maturity Trust will take action to: (a) terminate the Florida Fund as a separate series of Limited Maturity Trust in accordance with the Charter of Limited Maturity Trust, (b) terminate Limited Maturity Trust as a Massachusetts business trust in accordance with its Charter, and (c) terminate Limited Maturity Trust’s registrations under the Investment Company Act and the Securities Act.

      Amendments and Conditions. The Agreement and Plan may be amended at any time prior to the Closing Date with respect to any of the terms therein. The obligations of Limited Maturity Trust and Municipal Bond Fund pursuant to the Agreement and Plan are subject to various conditions, including a registration statement on Form N-14 becoming effective, approval of the Agreement and Plan by shareholders of the Florida Fund as described herein, an opinion of counsel being received as to tax matters, an opinion of counsel being received as to securities matters, and the continuing accuracy of various representations and warranties of Limited Maturity Trust and Municipal Bond Fund being confirmed by the respective parties. The Board of Limited Maturity Trust and the Board of Municipal Bond Fund may amend the Agreement and Plan to change the terms of the Reorganization at any time prior to the approval thereof by the shareholders of the Florida Fund.

      Termination, Postponement and Waivers. The Agreement and Plan may be terminated, and the Reorganization abandoned at any time, whether before or after adoption thereof by the shareholders of the Florida Fund, prior to the Closing Date, or the Closing Date may be postponed (i) by mutual consent of the Board of Limited Maturity Trust and the Board of Municipal Bond Fund; (ii) by the Board of Limited Maturity Trust if any condition of the obligations of Limited Maturity Trust has not been fulfilled or waived by such Board; or (iii) by the Board of Municipal Bond Fund if any condition of the obligations of Municipal Bond Fund has not been fulfilled or waived by such Board.

Potential Benefits to Shareholders of the Florida Fund as a Result of the Reorganization

      FAM and the Board of Limited Maturity Trust have determined that the shareholders of the Florida Fund are likely to benefit from the Reorganization. First, following the Reorganization, shareholders of the Florida Fund will remain invested in an open-end fund that seeks to provide income exempt from Federal income taxes. In addition, shareholders of the Florida Fund are likely to experience certain additional benefits as a result of the Reorganization, including lower expenses per share for the Florida Fund, economies of scale, greater investment diversification and greater flexibility in portfolio management. See “Comparison of the Funds — Redemption of Shares” and “— Additional Information — Shareholder Services.”

      Specifically, after the Reorganization, on a pro forma basis, it is expected that the investment advisory fee rate for the Combined Fund will be lower than the investment advisory fee rate for the Florida Fund. After the Reorganization, the total operating expense ratio of the Combined Fund, as a percentage of its net assets, is also expected to be lower than the current total operating expense ratio for the Florida Fund. These lower total operating expense ratios are expected to be achieved because certain fixed costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs, and other expenses, would be spread across the larger asset base of the Combined Fund. In addition, since the Florida Fund invests primarily in Florida Municipal Bonds, and the Limited Maturity Portfolio may invest in Municipal Bonds of any State, shareholders of the Florida Fund will experience greater investment diversification as a result of the Reorganization. FAM expects that the benefits from the Reorganization to shareholders of the Florida Fund will more than offset the tax benefits lost because such shareholders will no longer own shares exempt from the Florida intangible personal property tax.

      To illustrate the potential economies of scale, the table below shows the total operating expense ratio for each class of shares of the Florida Fund and the Limited Maturity Portfolio as of October 31, 2001 and, assuming the Reorganization had taken place on October 31, 2001, the estimated pro forma total operating expense ratio for each class of shares of the Combined Fund (in each case, including class specific distribution fees and account maintenance fees with respect to the Florida Fund, the Limited Maturity Portfolio, and the Combined Fund).

Total Operating Expense Ratios

Fund	Class A	Class B	Class C	Class D

Florida Fund	1.81%	2.16%	2.16%	1.91%
Limited Maturity Portfolio	0.44%	0.80%	0.81%	0.54%
Combined Fund*	0.44%	0.80%	0.81%	0.54%

*	Assuming the Reorganization had taken place on October 31, 2001. Future fees and expenses may be higher or lower than those indicated above.

      The following table sets forth the net assets of the Florida Fund and the Limited Maturity Portfolio as of each Fund’s last three fiscal year ends.

Net Assets

	Fiscal	Fiscal	Fiscal
	Year End	Year End	Year End
	1999	2000	2001

Florida Fund*	$14,428,216	$12,128,497	$12,394,494
Limited Maturity Portfolio**	$388,514,324	$287,561,183	$266,181,622

*	Fiscal year ends July 31.
**	Fiscal year ends June 30.

      The preceding table illustrates that the net assets of the Florida Fund and the Limited Maturity Portfolio as of their respective fiscal year ends in 2001 are lower than the net assets of the Florida Fund and the Limited Maturity Portfolio as of their respective fiscal year ends in 1999. FAM anticipates that if this decrease in net assets continues, the Florida Fund and the Limited Maturity Portfolio may experience higher operating expense ratios. Conversely, FAM anticipates that the Florida Fund and the Limited Maturity Portfolio may experience certain economies of scale as a combined entity, which may in turn result in a lower total operating expense ratio for shareholders of the Florida Fund. Absent the Reorganization, the Florida Fund might experience the opposite result, that is, a higher total operating expense ratio due to a continuing reduction in an already relatively small asset base. Although no assurance can be given that the foregoing would in fact occur, FAM believes that the economies of scale that may be realized as a result of the Reorganization would be beneficial to the shareholders of the Florida Fund and the Limited Maturity Portfolio.

      Based on the foregoing, the Board of Limited Maturity Trust and the Board of Municipal Bond Fund concluded that the Reorganization presents no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the benefits described above. In approving the Agreement and Plan, the Board of Limited Maturity Trust and the Board of Municipal Bond Fund determined that the interests of existing shareholders of the Florida Fund and the existing shareholders of the Limited Maturity Portfolio, respectively, would not be diluted as a result of the Reorganization.

Tax Consequences of the Reorganization

      Summary. Limited Maturity Trust and Municipal Bond Fund will receive an opinion of counsel with respect to the Reorganization to the effect that, among other things, neither the Florida Fund nor the Limited Maturity Portfolio will recognize any gain or loss on the transaction, and no shareholder of the Florida Fund will recognize any gain or loss upon receipt of shares of the Limited Maturity Portfolio in the Reorganization.

      General. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund has elected and qualified for the special tax treatment afforded RICs under the Code, and the Limited Maturity Portfolio intends to continue to so qualify after the Reorganization. The Funds will receive an opinion of counsel to the effect that for Federal income tax purposes: (i) the transfer of substantially all of the assets of the Florida Fund to the Limited Maturity Portfolio and the simultaneous distribution of shares of the Limited Maturity Portfolio as provided in the Agreement and Plan will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and the Limited Maturity Portfolio and the Florida Fund will each be deemed to be a “party” to a reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized by the Florida Fund as a result of the asset transfer in return for shares of the Limited Maturity Portfolio or on the distribution of the shares of the Limited Maturity Portfolio to shareholders of the Florida Fund under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to the Limited Maturity Portfolio on the receipt of assets of the Florida Fund in return for shares of the Limited Maturity Portfolio; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the shareholders of the Florida Fund on the receipt of shares of the Limited Maturity Portfolio in return for their Florida Fund shares; (v) in accordance with Section 362(b) of the Code, the tax basis of assets of the Florida Fund in the hands of the Limited Maturity Portfolio will be the same as the tax basis of such assets in the hands of the Florida Fund immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the shares of the Limited Maturity Portfolio received by the shareholders of the Florida Fund in the Reorganization will be equal to the tax basis of the shares of the Florida Fund surrendered in the Reorganization (vii) in accordance with Section 1223 of the Code, a shareholder’s holding period for the shares of the Limited Maturity Portfolio will be determined by including the period for which such shareholder held the shares of the Florida Fund, provided, that such shares of the Florida Fund were held as a capital asset; (viii) in accordance with Section 1223 of the Code, the Limited Maturity Portfolio’s holding period with respect to the assets of the Florida Fund transferred will include the period for which such assets were held by the Florida Fund; and (ix) the taxable year of the Florida Fund will end on the effective date of the Reorganization, and pursuant to Section 381(a) of the Code and regulations thereunder, the Limited Maturity Portfolio will succeed to and take into account certain tax attributes of the Florida Fund, such as earnings and profits, capital loss carryovers and method of accounting.

      Under Section 381(a) of the Code, the Limited Maturity Portfolio will succeed to and take into account certain tax attributes of the Florida Fund including, but not limited to, earnings and profits, any net operating loss carryovers, any capital loss carryovers and method of accounting. The Code, however, contains special limitations with regard to the use of net operating losses, capital losses, and other similar items in the context of certain reorganizations, including a tax-free reorganization pursuant to Section 368(a)(1)(C) of the Code, which could reduce the benefit of these attributes to the Limited Maturity Portfolio.

      Shareholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, shareholders also should consult their tax advisers as to the foreign, state, and local tax consequences of the Reorganization. As set forth under the heading “Investment Objectives and Policies — Tax Information,” the value of shares of the Combined Fund received by shareholders of the Florida Fund in the Reorganization will not be exempt from Florida intangible personal property tax.

      Status as a Regulated Investment Company. The Florida Fund and the Limited Maturity Portfolio have elected and qualified to be taxed as RICs under Sections 851-855 of the Code, and, after the Reorganization, the Limited Maturity Portfolio intends to continue to operate so as to qualify as a RIC.

Appraisal Rights

      Shareholders of the Florida Fund are not entitled to appraisal rights in connection with the Reorganization.

Capitalization

      The following tables set forth, as of October 31, 2001: (i) the capitalization of the Florida Fund, (ii) the capitalization of the Limited Maturity Portfolio, and (iii) the pro forma capitalization of the Combined Fund as adjusted to give effect to the Reorganization.

Capitalization of the Florida Fund and the Limited Maturity Portfolio

and Pro Forma Capitalization of the Combined Fund as of October 31, 2001 (Unaudited)

		Shares	Net Asset
Fund and Class	Total Net Assets	Outstanding	Value Per Share

Florida Fund
Class A	$3,223,736	316,041	$10.20
Class B	6,106,336	598,644	10.20
Class C	20,349	2,016	10.09
Class D	2,759,256	270,716	10.19
Limited Maturity Portfolio
Class A	$182,406,915	17,980,264	$10.14
Class B	38,612,429	3,805,482	10.15
Class C	1,547,701	153,155	10.11
Class D	75,843,962	7,470,994	10.15
Combined Fund*
Class A	$185,630,651	18,306,770	$10.14
Class B	44,718,765	4,405,790	10.15
Class C	1,568,050	155,099	10.11
Class D	78,603,218	7,744,159	10.15

*	Total Net Assets and Net Asset Value Per Share include the aggregate value of the net assets of the Limited Maturity Portfolio as of October 31, 2001 and the aggregate value of the net assets of the Florida Fund that would have been transferred to the Limited Maturity Portfolio had the Reorganization been consummated on October 31, 2001. The data does not take into account expenses incurred in connection with the Reorganization or the actual number of shares that would have been issued to the Florida Fund. No assurance can be given as to how many shares of the Limited Maturity Portfolio the shareholders of the Florida Fund will receive on the date of the Reorganization. The foregoing should not be relied upon to reflect the number of shares of the Limited Maturity Portfolio that actually will be received by the shareholder of the Florida Fund on or after such date.

INFORMATION CONCERNING THE SPECIAL MEETING

Date, Time and Place of Meeting

      The Meeting will be held at the offices of FAM, 800 Scudders Mill Road, Plainsboro, New Jersey on Monday, March 18, 2002 at 9:00 a.m., Eastern time.

Solicitation, Revocation and Use of Proxies

      A shareholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of Limited Maturity Trust. Although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person.

      All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated on a properly executed proxy, such shares will be voted: (i) “FOR” the election of the Board of Limited Maturity Trust, and (ii) “FOR” approval of the Agreement and Plan.

      It is not anticipated that any other matters will be brought before the Meeting. If, however, any other business properly is brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Record Date and Outstanding Shares

      Only holders of record of shares of the Florida Fund as of the close of business on the Record Date are entitled to vote at the Meeting or any adjournment thereof. As of the close of business on the Record Date, there were 318,131 Class A shares, 530,459 Class B shares, 1,998 Class C shares, and 286,492 Class D shares of the Florida Fund issued and outstanding and entitled to vote.

Security Ownership of Certain Beneficial Owners and Management of the Florida Fund and the Limited Maturity Portfolio

      As of the Record Date, the Board Members and officers of Limited Maturity Trust as a group (10 persons) owned an aggregate of less than 1% of the outstanding shares of the Florida Fund and owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

      As of the Record Date, the Board Members and officers of Municipal Bond Fund as a group (15 persons) owned an aggregate of less than 1% of the outstanding shares of the Limited Maturity Portfolio and owned less than 1% of the outstanding shares of common stock of ML & Co.

      To the knowledge of Limited Maturity Trust, as of the Record Date, except as set forth in Exhibit IV to this Proxy Statement and Prospectus, no person or entity owned of record or beneficially 5% or more of any class of the outstanding shares of the Florida Fund.

      To the knowledge of Municipal Bond Fund, as of the Record Date, except as set forth in Exhibit IV to this Proxy Statement and Prospectus, no person or entity owned of record or beneficially 5% or more of any class of the outstanding shares of the Limited Maturity Portfolio.

Voting Rights and Required Vote

      For purposes of this Proxy Statement and Prospectus, each share of each class of the Florida Fund’s outstanding shares is entitled to one vote as described herein. Assuming a quorum is present at the Meeting, the election of the Board of Limited Maturity Trust requires the affirmative vote of a majority of the shares of the Florida Fund represented at the Meeting. Assuming a quorum is present at the Meeting, shareholder approval of the Agreement and Plan requires the affirmative vote of the shareholders of the Florida Fund, voting together as a single class, representing a majority of the outstanding shares of the Florida Fund entitled to be voted thereon.

      A quorum for purposes of the Meeting consists of one-third of the shares of the Florida Fund entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for the Meeting, the required quorum of the Florida Fund’s shareholders is not present or if a quorum is present but sufficient votes to elect the Board of Limited Maturity Trust or to approve or disapprove the Agreement and Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Florida Fund, present in person or by proxy and entitled to vote at the session of the Meeting, to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the shareholders of the Florida Fund.

ADDITIONAL INFORMATION

      The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement and Prospectus will be borne by the Florida Fund for its shareholders. The Florida Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of its shares and will reimburse certain persons that may be employed for their reasonable expenses in assisting in the solicitation of proxies. See “The Reorganization — Terms of the Agreement and Plan of Reorganization — Expenses.”

      In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by the officers of the Florida Fund. The Florida Fund has retained Georgeson Shareholder, 17 State Street, New York, New York 10004, to assist in the solicitation of proxies at a cost to the Florida Fund of approximately $2,000, including out-of-pocket expenses.

      Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), holding shares of the Florida Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares of the Florida Fund before the Meeting. The Florida Fund understands that, under the rules of the NYSE, broker dealer firms, including Merrill Lynch may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of the Board of Limited Maturity Trust if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Such broker dealer firms will not be permitted to vote without instructions with respect to the approval of the Agreement and Plan and the Reorganization. The Florida Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders exists. Merrill Lynch has advised the Florida Fund that it intends to vote shares held in its name for which no instructions have been received, except as limited by agreement or applicable law, on the election of the Board of Limited Maturity Trust in the same proportion as the votes received from beneficial owners of those shares of the Florida Fund for which instructions have been received, whether or not held in nominee name. Properly executed proxies that are returned but that are marked “abstain” or with respect to which a broker-dealer has received no instructions and therefore has declined to vote on the proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. However, such abstentions and broker non-votes will have the same effect as a vote against the election of the Board of Limited Maturity Trust and against approval of the Agreement and Plan and the Reorganization.

      The Board of Limited Maturity Trust knows of no other matters to be presented at the Meeting. However, if other matters are presented for a vote at the Meeting or any adjournment thereof, the persons named as proxies will vote the shares represented by properly executed proxies in accordance with their best judgment on these matters.

      This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto, which Limited Maturity Trust and Municipal Bond Fund, respectively, have filed with the Commission under the Securities Act and the Investment Company Act, to which reference is hereby made.

      Limited Maturity Trust and Municipal Bond Fund file reports and other information with the Commission. Reports, proxy statements, registration statements and other information filed by the Florida Fund and Municipal Bond Fund can be inspected and copied at the public reference facilities of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the Commission: Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Florida Fund and Municipal Bond Fund, that file electronically with the Commission.

LEGAL PROCEEDINGS

      There are no material legal proceedings to which the Florida Fund, the Limited Maturity Portfolio, Limited Maturity Trust or Municipal Bond Fund is a party.

LEGAL OPINIONS

      Certain legal matters in connection with the Reorganization will be passed upon for the Florida Fund by Sidley Austin Brown & Wood LLP, 875 Third Avenue, New York, New York 10022 and for the Limited Maturity Portfolio by Clifford Chance Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166. Sidley Austin Brown & Wood LLP will on the opinion of Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts 02110-1726, as to matters of Massachusetts law. Clifford Chance Rogers & Wells LLP will rely as to matters of Maryland law on the opinion of Sidley Austin Brown & Wood LLP, 1501 K. Street, N.W., Washington, D.C. 20005, as to matters of Maryland law. Certain tax matters in connection with the Reorganization will be passed upon for each Fund by Sidley Austin Brown & Wood LLP, 875 Third Avenue, New York, New York 10022, counsel to the Florida Fund and special tax counsel to the Limited Maturity Portfolio.

EXPERTS

      The financial highlights of the Funds included in this Proxy Statement and Prospectus have been so included in reliance on the reports of Deloitte & Touche LLP, independent auditors, given on their authority as experts in auditing and accounting. The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1008. Deloitte & Touche LLP will serve as the independent auditors for the Combined Fund after the Reorganization.

SHAREHOLDERS’ MEETINGS

      Shareholders of the Limited Maturity Portfolio are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Board Members and any other matter submitted to a shareholder vote. Municipal Bond Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Board Members; (ii) approval of a management agreement or an investment advisory agreement; and (iii) approval of distribution arrangements. The Charter of Municipal Bond Fund does not require Municipal Bond Fund to hold an annual meeting of shareholders of the Limited Maturity Portfolio. The Charter of Limited Maturity Trust does not require Limited Maturity Trust to hold an annual meeting of shareholders of the Florida Fund. Municipal Bond Fund and Limited Maturity Trust will be required, however, to call special meetings of shareholders of the Limited Maturity Portfolio and the Florida Fund, respectively, in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements or of a change in the fundamental policies, objectives or restrictions of any Fund. Municipal Bond Fund and Limited Maturity Trust also would be required to hold a shareholders’

meeting to elect new Board Members at such time as less than a majority of the Board Members holding office have been elected by shareholders. In addition, the Florida Fund may hold a shareholder meeting for approval of certain other matters as required by the Charter of Limited Maturity Trust. The by-laws of Municipal Bond Fund provide that a shareholders’ meeting may be called with respect to the Limited Maturity Portfolio at any time by a majority of the Board Members, the President, or on the written request of the holders of at least 10% of the outstanding shares of the Limited Maturity Portfolio entitled to vote at such meeting. The Charter of Limited Maturity Trust provides that a shareholders’ meeting may be called with respect to the Florida Fund at any time by a majority of the Board Members of Limited Maturity Trust and shall be called by any Board Member upon written request of shareholders of the Florida Fund holding in the aggregate not less than 10% of the outstanding shares of the Florida Fund having voting rights.

SHAREHOLDER PROPOSALS

      A shareholder proposal intended to be presented at any subsequent meetings of shareholders of the Florida Fund must be received by the Florida Fund in a reasonable time before the solicitation relating to such meeting is to be made by the Board of Limited Maturity Trust in order to be considered in the Florida Fund’s proxy statement and form of proxy relating to the meeting. Any shareholder of the Florida Fund who desires to bring a proposal at any subsequent meeting of the shareholders of the Florida Fund without including such proposal in the Florida Fund’s proxy statement relating to the meeting must deliver notice of such proposal to the Florida Fund in a reasonable time before the Florida Fund begins to print and mail the proxy solicitation materials to be used in connection with such meeting.

By Order of the Board of Trustees,

ALICE A. PELLEGRINO
Secretary
Merrill Lynch Multi-State Limited Maturity
Municipal Series Trust

EXHIBIT I

AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of the 8th day of February, 2002, by and between Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, a Massachusetts business trust ( “Limited Maturity Trust”), on behalf of Merrill Lynch Florida Limited Maturity Municipal Bond Fund (the “Florida Fund”), a series of Limited Maturity Trust, and Merrill Lynch Municipal Bond Fund, Inc., a Maryland corporation (“Municipal Bond Fund”) on behalf of the Limited Maturity Portfolio, a portfolio of Municipal Bond Fund (the “Limited Maturity Portfolio”).

PLAN OF REORGANIZATION

      The reorganization will consist of (i) the acquisition by the Limited Maturity Portfolio of substantially all of the assets, and the assumption by the Limited Maturity Portfolio of substantially all of the liabilities, of the Florida Fund, a series of Limited Maturity Trust, (ii) the issuance by Municipal Bond Fund of shares of common stock of the Limited Maturity Portfolio to the Florida Fund with an aggregate net asset value equal to the aggregate net value of the assets acquired by the Limited Maturity Portfolio, reduced by the amount of the liabilities assumed by the Limited Maturity Portfolio, (iii) the subsequent distribution of Corresponding Shares (defined below) of the Limited Maturity Portfolio to the shareholders of the Florida Fund in proportion to such shareholders’ interest in the Florida Fund, (iv) the termination of the Florida Fund as a separate series of Limited Maturity Trust in accordance with the Declaration of Trust of Limited Maturity Trust, as amended, and the laws of the Commonwealth of Massachusetts, and (v) the dissolution and deregistration of Limited Maturity Trust, all upon and subject to the terms hereinafter set forth (the “Reorganization”).

      In the course of the Reorganization, shares of common stock of Limited Maturity Portfolio will be distributed to the shareholders of the Florida Fund as follows: each holder of shares of beneficial interest of the Florida Fund will be entitled to receive shares of the same class of common stock of the Limited Maturity Portfolio (e.g., Class A, Class B, Class C or Class D) (“Corresponding Shares”), as the shares of beneficial interest of the Florida Fund owned by such shareholder as of the Valuation Time (as defined in Section 3(c) of this Agreement). The aggregate net asset value of the Corresponding Shares of the Limited Maturity Portfolio to be received by each shareholder of the Florida Fund will equal the aggregate net asset value of the shares of beneficial interest of the Florida Fund owned by such shareholder as of the Valuation Time. In consideration therefor, on the Closing Date (as defined in Section 7 of this Agreement), the Limited Maturity Portfolio shall acquire substantially all of the assets of the Florida Fund and assume substantially all of the liabilities of the Florida Fund. It is intended that the transaction between the Limited Maturity Portfolio and the Florida Fund as described in this Agreement shall be a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision.

AGREEMENT

      In order to consummate the Reorganization and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, Municipal Bond Fund, on behalf of the Limited Maturity Portfolio, and Limited Maturity Trust, on behalf of the Florida Fund, hereby agree as follows:

1.     Representations and Warranties of Municipal Bond Fund.

      Municipal Bond Fund, on behalf of the Limited Maturity Portfolio, represents and warrants to, and agrees with, Limited Maturity Trust that:

(a) Municipal Bond Fund is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Municipal Bond Fund has all necessary Federal, state, and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) Municipal Bond Fund is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company (File No. 811-02688), and such registration has not been revoked or rescinded and is in full force and effect. Municipal Bond Fund has elected and qualified the Limited Maturity Portfolio for the special tax treatment afforded regulated investment companies (“RICs”) under Sections 851-855 of the Code at all times since the inception of Limited Maturity Portfolio and intends to continue to so qualify the Limited Maturity Portfolio until consummation of the Reorganization and thereafter.

(c) Limited Maturity Trust has been furnished with a statement of assets and liabilities and a schedule of investments of the Limited Maturity Portfolio, each as of June 30, 2001, said financial statements having been audited by Deloitte & Touche LLP, independent public accountants. Limited Maturity Trust has been furnished or will have been furnished prior to the Closing Date with an unaudited statement of assets and liabilities and an unaudited schedule of investments of the Limited Maturity Portfolio, each as of December 31, 2001. An unaudited statement of assets and liabilities of the Limited Maturity Portfolio and an unaudited schedule of investments of the Limited Maturity Portfolio, each as of the Valuation Time, will be furnished to Limited Maturity Trust at or prior to the Closing Date for the purpose of determining the number of shares of the Limited Maturity Portfolio to be issued pursuant to Section 4 of this Agreement; and each will fairly present the financial position of the Limited Maturity Portfolio as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

(d) Limited Maturity Trust has been furnished with Municipal Bond Fund’s Annual Report to Stockholders for the fiscal year ended June 30, 2001 and has been furnished or will have been furnished prior to the Closing Date with Municipal Bond Fund’s Semi-Annual Report to Stockholders for the fiscal period ended December 31, 2001 and the financial statements appearing therein fairly present the financial position of Municipal Bond Fund and the Limited Maturity Portfolio as of the dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

(e) Limited Maturity Trust has been furnished with the prospectus and statement of additional information of Municipal Bond Fund, each dated October 5, 2001, and said prospectus and said statement of additional information, each as amended and supplemented to date, does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f) Municipal Bond Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery, and performance of this Agreement on behalf of the Limited Maturity Portfolio has been duly authorized by all necessary action of the Board of Directors of Municipal Bond Fund, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and court decisions with respect thereto.

(g) There are no material legal, administrative or other proceedings pending or, to the knowledge of Municipal Bond Fund or Limited Maturity Portfolio, threatened against Municipal Bond Fund or the Limited Maturity Portfolio which assert liability on the part of Municipal Bond Fund or the Limited Maturity Portfolio, or which materially affect their financial condition or their ability to consummate the Reorganization. Neither Municipal Bond Fund nor the Limited Maturity Portfolio is charged with or, to the knowledge of Municipal Bond Fund or the Limited Maturity Portfolio, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h) Municipal Bond Fund is not a party to or obligated under any provision of its Articles of Incorporation, as amended and supplemented, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.

(i) There are no material contracts outstanding to which Municipal Bond Fund or the Limited Maturity Portfolio is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (l) below) or will not otherwise be disclosed to Limited Maturity Trust prior to the Valuation Time.

(j) The Limited Maturity Portfolio has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Limited Maturity Portfolio’s statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since June 30, 2001, and those incurred in connection with the Reorganization. As of the Valuation Time, Municipal Bond Fund will advise Limited Maturity Trust in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time with respect to the Limited Maturity Portfolio.

(k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Municipal Bond Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(l) The registration statement filed by Municipal Bond Fund on Form N-14 relating to the shares of common stock of the Limited Maturity Portfolio to be issued pursuant to this Agreement which includes the proxy statement of Limited Maturity Trust with respect to the Florida Fund and the prospectus of Municipal Bond Fund with respect to the transaction contemplated herein (the “Proxy Statement and Prospectus”), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the “N-14 Registration Statement”), on its effective date, at the time of the shareholder’s meeting referred to in Section 6(a) of this Agreement and at the Closing Date, insofar as it relates to the Limited Maturity Portfolio (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement and Prospectus did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subparagraph shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Municipal Bond Fund with respect to the Limited Maturity Portfolio for use in the N-14 Registration Statement as provided in Section 6(d) of this Agreement.

(m) Municipal Bond Fund is authorized to issue 3,850,000,000 shares of common stock, par value $.10 per share, and presently has three series, of which the Limited Maturity Portfolio is authorized to issue 600,000,000 shares divided into four classes, designated Class A, Class B, Class C, and Class D Common Stock. Each of Class A, Class B, Class C, and Class D of the Limited Maturity Portfolio consists of 150,000,000 authorized shares. Each outstanding share of the Limited Maturity Portfolio is fully paid and non-assessable and has full voting rights.

(n) The shares of common stock of the Limited Maturity Portfolio to be issued to the Florida Fund for distribution to the shareholders of the Florida Fund pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no shareholder of the Limited Maturity Portfolio will have any preemptive right of subscription or purchase in respect thereof.

(o) At or prior to the Closing Date, the shares of common stock of the Limited Maturity Portfolio to be transferred to the Florida Fund for distribution to the shareholders of the Florida Fund on the

Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of beneficial interest of the Florida Fund presently are qualified, and there are a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transaction contemplated by this Agreement to be consummated.

(p) At or prior to the Closing Date, Municipal Bond Fund will have obtained any and all approvals, including regulatory and director approvals, with respect to the Limited Maturity Portfolio, necessary to issue the shares of common stock of the Limited Maturity Portfolio to the Florida Fund for distribution to the shareholders of the Florida Fund.

2.     Representations and Warranties of Limited Maturity Trust.

      Limited Maturity Trust, on behalf of the Florida Fund, represents and warrants to, and agrees with, Municipal Bond Fund that:

(a) Limited Maturity Trust is a trust with transferable shares of beneficial interest duly organized, validly existing and in good standing in conformity with the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out this Agreement. Limited Maturity Trust has all necessary Federal, state, and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) Limited Maturity Trust is duly registered under the 1940 Act as an open-end management investment company (File No. 811-6282), and such registration has not been revoked or rescinded and is in full force and effect. Limited Maturity Trust has elected and qualified the Florida Fund for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since the inception of the Florida Fund, and intends to continue to so qualify the Florida Fund for its taxable year ending upon liquidation.

(c) As used in this Agreement, the term “Investments” shall mean (i) the investments of the Florida Fund as shown on its unaudited schedules of investments as of the Valuation Time as furnished to Municipal Bond Fund, and (ii) all other assets owned by the Florida Fund or liabilities incurred by the Florida Fund as of the Valuation Time.

(d) Limited Maturity Trust has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery, and performance of this Agreement on behalf of the Florida Fund has been duly authorized by all necessary action of the Board of Trustees of Limited Maturity Trust and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and court decisions with respect thereto.

(e) Municipal Bond Fund has been furnished with a statement of assets and liabilities and a schedule of investments of the Florida Fund, as of July 31, 2001, said financial statements having been audited by Deloitte & Touche LLP, independent public accountants. Municipal Bond Fund has been furnished or will have been furnished prior to the Closing Date with an unaudited statement of assets and liabilities and an unaudited schedule of investments of the Florida Fund, as of January 31, 2002. An unaudited statement of assets and liabilities of the Florida Fund and an unaudited schedule of investments of the Florida Fund, each as of the Valuation Time, will also be furnished to Municipal Bond Fund at or prior to the Closing Date for the purpose of determining the number of shares of common stock of the Limited Maturity Portfolio to be issued pursuant to Section 4 of this Agreement; and each will fairly present the financial position of the Florida Fund as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

(f) Municipal Bond Fund has been furnished with the Florida Fund’s Annual Report to Shareholders for the fiscal year ended July 31, 2001 and has been furnished or will have been furnished prior to the Closing Date with the Florida Fund’s Semi-Annual Report to Shareholders for the fiscal period ended January 31, 2002, and the financial statements appearing therein fairly present the financial position of the Florida Fund as of the dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

(g) Municipal Bond Fund has been furnished with the prospectus and statement of additional information of Limited Maturity Trust, each dated November 19, 2001, and said prospectus and said statements of additional information, each as amended and supplemented to date, does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h) There are no material legal, administrative or other proceedings pending or, to the knowledge of Limited Maturity Trust or the Florida Fund, threatened against Limited Maturity Trust or the Florida Fund which assert liability on the part of Limited Maturity Trust or the Florida Fund or which materially affect their financial condition or their ability to consummate the Reorganization. Neither Limited Maturity Trust nor the Florida Fund is charged with or, to the best of their knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of their respective businesses.

(i) There are no material contracts outstanding to which Limited Maturity Trust or the Florida Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to Municipal Bond Fund prior to the Valuation Time.

(j) Limited Maturity Trust is not a party to or obligated under any provision of its Declaration of Trust, as amended, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.

(k) The Florida Fund does not have any known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its respective businesses as an investment company since July 31, 2001, and those incurred in connection with the Reorganization. As of the Valuation Time, Limited Maturity Trust will advise Municipal Bond Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time with respect to the Florida Fund.

(l) The Florida Fund has filed, or has obtained extensions to file, all Federal, state, and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Florida Fund have been adequately provided for on its books, and no tax deficiency or liability of the Florida Fund has been asserted and no questions with respect thereto have been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(m) At both the Valuation Time and the Closing Date, Limited Maturity Trust will have full right, power, and authority to sell, assign, transfer, and deliver the Investments. At the Closing Date, subject only to the delivery of the Investments as contemplated by this Agreement, Limited Maturity Trust will have good and marketable title to all of the Investments, and Municipal Bond Fund will acquire all of the Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances that do not materially detract from the value or use of the Investments or materially affect title thereto).

(n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Limited Maturity Trust and the Florida Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws, and the Declaration of Trust of Limited Maturity Trust, as amended.

(o) The N-14 Registration Statement, on its effective date, at the time of the shareholder’s meeting referred to in Section 6(a) of this Agreement, and on the Closing Date, insofar as it relates to the Florida Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement and Prospectus did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subparagraph shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Limited Maturity Trust with respect to the Florida Fund for use in the N-14 Registration Statement as provided in Section 6(d) of this Agreement.

(p) Limited Maturity Trust is authorized to issue an unlimited number of shares of beneficial interest, par value of $.10 per share, and presently has only one series, which has been divided into four classes, designated Class A, Class B, Class C, and Class D shares; each outstanding share is fully paid and nonassessable and has full voting rights.

(q) The books and records of Limited Maturity Trust with respect to the Florida Fund made available to Municipal Bond Fund and/or its counsel are substantially true and correct and do not contain any material misstatements or omissions with respect to the operations of the Florida Fund.

(r) The Florida Fund will not sell or otherwise dispose of any of the shares of common stock of the Limited Maturity Portfolio to be received in the Reorganization, except in distribution to the shareholders of the Florida Fund.

(s) At or prior to the Closing Date, Limited Maturity Trust will have obtained any and all regulatory, trustee, and shareholder approvals with respect to the Florida Fund necessary to effect the Reorganization as set forth herein.

3.     The Reorganization.

      (a) Subject to receiving the required approval of the shareholders of the Florida Fund as described herein, and to the other terms and conditions contained herein, Limited Maturity Trust agrees on behalf of the Florida Fund to convey, transfer, and deliver to Municipal Bond Fund for the benefit of the Limited Maturity Portfolio, and Municipal Bond Fund agrees to acquire from Limited Maturity Trust for the benefit of the Limited Maturity Portfolio, on the Closing Date, all of the Investments (including interest accrued as of the Valuation Time on debt instruments), and shall cause the Limited Maturity Portfolio to assume substantially all of the liabilities of the Florida Fund, in return for that number of shares of common stock of the Limited Maturity Portfolio provided in Section 4 of this Agreement. Pursuant to this Agreement, as soon as practicable on or after the Closing Date, the Florida Fund will distribute all shares of common stock of the Limited Maturity Portfolio received by it in connection with the Reorganization to its shareholders in proportion to such shareholder’s interest in the Florida Fund. Such distribution shall be accomplished by the opening of shareholder accounts on the stock ledger records of the Limited Maturity Portfolio in the amounts due the shareholders of the Florida Fund based on their respective holdings in the Florida Fund as of the Valuation Time.

      (b) Limited Maturity Trust will pay or cause to be paid to Municipal Bond Fund for the benefit of the Limited Maturity Portfolio any interest or dividends it receives on or after the Closing Date with respect to the Investments transferred to Municipal Bond Fund for the benefit of Limited Maturity Portfolio hereunder.

      (c) The Valuation Time shall be 4:00 P.M., Eastern time, on April 5, 2002, or such earlier or later day and time as may be mutually agreed upon in writing by an officer of Municipal Bond Fund and an officer of Limited Maturity Trust (the “Valuation Time”).

      (d) The Limited Maturity Portfolio will acquire substantially all of the assets of the Florida Fund and assume substantially all of the liabilities of the Florida Fund except that recourse for such liabilities will be limited to the net assets of the Florida Fund acquired by the Limited Maturity Portfolio. The known liabilities of the Florida Fund as of the Valuation Time shall be confirmed in writing to Municipal Bond Fund by Limited Maturity Trust pursuant to Section 2(k) of this Agreement.

      (e) Municipal Bond Fund and Limited Maturity Trust will jointly execute any such instruments as required to effect the transfer of the Investments of the Florida Fund to the Limited Maturity Portfolio.

      (f) The existence of the Florida Fund will terminate following the distribution referred to in subparagraph (a) of this Section 3 and a majority of the Trustees shall execute and lodge among the records of Limited Maturity Trust an instrument in writing setting forth the fact of such termination and cause a copy thereof to be filed in the Office of the Secretary of the Commonwealth of Massachusetts. Limited Maturity Trust will then dissolve and terminate its existence as a business trust as soon as practicable following the Closing Date by making any required filings with the Secretary of the Commonwealth of Massachusetts and will terminate its qualification to do business in any other states where it is presently qualified. As soon as practicable following the Closing Date, Limited Maturity Trust also will take the steps necessary to terminate its status as a registered investment company under the 1940 Act and will terminate the registration of its securities under the 1933 Act.

4.     Issuance and Valuation of Shares of Common Stock of the Limited Maturity Portfolio in the Reorganization.

      Full shares of common stock of the Limited Maturity Portfolio, and to the extent necessary, fractional shares of common stock of the Limited Maturity Portfolio, of an aggregate net asset value equal to the value of the assets of the Florida Fund that are acquired, determined as hereinafter provided, reduced by the amount of liabilities of the Florida Fund assumed by the Limited Maturity Portfolio, shall be issued by Municipal Bond Fund on behalf of the Limited Maturity Portfolio in return for such assets of the Florida Fund. The net asset value of the Florida Fund and the Limited Maturity Portfolio shall be determined in accordance with the procedures described in the most recent effective prospectus of Municipal Bond Fund with respect to the Limited Maturity Portfolio as of the Valuation Time. Such valuation and determination shall be made by Municipal Bond Fund in cooperation with Limited Maturity Trust. Municipal Bond Fund shall issue its Class A, Class B, Class C, and Class D shares of common stock of the Limited Maturity Portfolio to the Florida Fund in certificates or share deposit receipts (one in respect of each class) registered in the name of the Florida Fund. The Florida Fund shall then distribute Corresponding Shares of the Limited Maturity Portfolio to its shareholders by redelivering such certificates to Financial Data Services, Inc. (“FDS”).

5.     Payment of Expenses.

      (a) The expenses of the Reorganization that are directly attributable to the Florida Fund and the conduct of its business will be deducted from the assets of the Florida Fund as of Valuation Time. These expenses are expected to include the expenses incurred in preparing, printing and mailing proxy materials to be utilized in connection with the shareholder’s meeting referred to in Section 6(a) of this Agreement, the expenses related to the solicitation of proxies to be voted at such meeting, and the expenses of printing the N-14 Registration Statement. The expenses attributable to Municipal Bond Fund are expected to include the costs of printing sufficient copies of its prospectus, and its most recent Annual Report to Stockholders to accompany the Proxy Statement and Prospectus. Certain additional expenses of the Reorganization, including expenses incurred in connection with obtaining a tax opinion, the preparation of this Agreement, legal fees, transfer agent fees and audit fees will be borne equally by the Florida Fund and Municipal Bond Fund. Fund Asset Management, L.P. (“FAM”) has agreed to pay all expenses incurred by Municipal Bond Fund in connection with the Reorganization.

      (b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

6.     Covenants of Municipal Bond Fund and Limited Maturity Trust.

      (a) Limited Maturity Trust agrees to call a special meeting of the shareholders of the Florida Fund, to be held as soon as is practicable after the effective date of the N-14 Registration Statement, for the purpose of considering the Reorganization as described in this Agreement (the “Meeting”), and it shall be a condition to the obligations of each of the parties hereto that the holders of a majority of the shares of beneficial interest of the Florida Fund issued and outstanding and entitled to vote thereon, voting together as a single class, shall have approved this Agreement at the Meeting at or prior to the Valuation Time.

      (b) Each of Municipal Bond Fund and Limited Maturity Trust covenants to operate the business of the Limited Maturity Portfolio and the Florida Fund, respectively, as presently conducted between the date hereof and the Closing Date.

      (c) Limited Maturity Trust agrees that following the consummation of the Reorganization, (i) it will terminate the Florida Fund as a separate series of Limited Maturity Trust in accordance with the Declaration of Trust of Limited Maturity Trust, as amended, the laws of the Commonwealth of Massachusetts, and any other applicable law, (ii) it will dissolve and terminate its existence as a business trust in accordance with its Declaration of Trust, as amended, the laws of the Commonwealth of Massachusetts, and any other applicable law, (iii) the Florida Fund will not make any distributions of any shares of common stock of the Limited Maturity Portfolio other than to the shareholders of the Florida Fund and without first paying or adequately providing for the payment of all of the Florida Fund’s liabilities not assumed by the Limited Maturity Portfolio, if any, (iv) it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that Limited Maturity Trust has ceased to be a registered investment company, and (v) on and after the Closing Date, it shall not conduct any business with respect to the Florida Fund, except in connection with the termination of the Florida Fund and its dissolution and deregistration.

      (d) Municipal Bond Fund will file the N-14 Registration Statement with the Securities and Exchange Commission (the “Commission”) and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Municipal Bond Fund and Limited Maturity Trust agree to cooperate fully with each other, and each will furnish to the other the information relating to the Limited Maturity Portfolio and the Florida Fund, respectively, to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and the state securities laws.

      (e) Municipal Bond Fund has no plan or intention to sell or otherwise dispose of the assets of the Florida Fund to be acquired in the Reorganization, except for dispositions made in the ordinary course of business.

      (f) Each of Limited Maturity Trust and Municipal Bond Fund agree that by the Closing Date, all of its Federal and other tax returns and reports required to be filed on or before such date by the Florida Fund and Limited Maturity Portfolio, respectively, shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, Limited Maturity Trust and Municipal Bond Fund agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. Municipal Bond Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Florida Fund for its taxable period first ending after the Closing Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Closing Date, Limited Maturity Trust shall prepare, or shall cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by or with respect to the Florida Fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by Limited Maturity Trust (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Closing Date shall be borne by the Florida Fund to the extent such expenses have been accrued by it in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by FAM at the time such tax returns and Forms 1099 are prepared.

      (g) Limited Maturity Trust agrees to mail to the shareholders of record of the Florida Fund entitled to vote at the Meeting, in sufficient time to comply with requirements as to notice thereof, a Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

      (h) Following the consummation of the Reorganization, Limited Maturity Portfolio expects to stay in existence and continue its business as a series of an open-end management investment company registered under the 1940 Act.

7. Closing Date.

      (a) Delivery of the assets of the Florida Fund to be transferred, together with any other Investments, and the shares of common stock of the Limited Maturity Portfolio to be issued, shall be made at the offices of Sidley Austin Brown & Wood LLP, 875 Third Avenue, New York, New York 10022, at 10:00 A.M. on the next full business day following the Valuation Time, or at such other place, time and date agreed to in writing by an officer of Limited Maturity Trust and an officer of Municipal Bond Fund, the date and time upon which such delivery is to take place being referred to herein as the “Closing Date.” To the extent that any Investments, for any reason, are not transferable on the Closing Date, Limited Maturity Trust shall cause such Investments to be transferred to Municipal Bond Fund’s account with The Bank of New York at the earliest practicable date thereafter.

      (b) Limited Maturity Trust will deliver to Municipal Bond Fund on the Closing Date confirmations or other adequate evidence as to the tax basis of each of the Investments delivered to Municipal Bond Fund hereunder, certified by Deloitte & Touche LLP.

      (c) As soon as practicable after the close of business on the Closing Date, Limited Maturity Trust shall deliver to Municipal Bond Fund a list of the names and addresses of all of the shareholders of record of the Florida Fund on the Closing Date and the number of shares of beneficial interest of the Florida Fund owned by each such shareholder, certified to the best of their knowledge and belief by FDS or by the President (or any Vice President) of Limited Maturity Trust.

8. Limited Maturity Trust Conditions.

      The obligations of Limited Maturity Trust on behalf of the Florida Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of the holders of a majority of the shares of beneficial interest of the Florida Fund issued and outstanding and entitled to vote thereon, voting together as a single class at the Meeting, at or prior to the Valuation Time. In addition, this Agreement shall have been adopted, and the Reorganization shall have been approved by the Board of Directors of Municipal Bond Fund; and that Municipal Bond Fund shall have delivered to Limited Maturity Trust a copy of the resolution approving this Agreement adopted by the Board of Directors of Municipal Bond Fund, certified by the Secretary of Municipal Bond Fund.

(b) That Municipal Bond Fund shall have furnished to Limited Maturity Trust a statement of the Limited Maturity Portfolio’s assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of the Limited Maturity Portfolio’s investments, all as of the Valuation Time, certified on Municipal Bond Fund’s behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by Municipal Bond Fund’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, there has been no material adverse change in the financial position of the Limited Maturity Portfolio since the date of the most recent Annual Report to Stockholders of Municipal Bond Fund, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(c) That Municipal Bond Fund shall have furnished to Limited Maturity Trust a certificate signed by Municipal Bond Fund’s President (or any Vice President) and its Treasurer, dated as of the Closing

Date, certifying that, as of the Valuation Time and as of the Closing Date all representations and warranties of Municipal Bond Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that Municipal Bond Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That Limited Maturity Trust shall have received an opinion as to Maryland law of Sidley Austin Brown & Wood LLP, special Maryland counsel to Municipal Bond Fund, in form satisfactory to Limited Maturity Trust and dated as of the Closing Date, to the effect that (i) Municipal Bond Fund is a corporation duly organized, validly existing, and in good standing in conformity with the laws of the State of Maryland; (ii) the Corresponding Shares of the Limited Maturity Portfolio to be delivered to the shareholders of the Florida Fund as provided for by this Agreement are duly authorized and, upon delivery, will be validly issued and outstanding and fully paid and nonassessable by Municipal Bond Fund, and no shareholder of Municipal Bond Fund has any preemptive right to subscription or purchase in respect thereof (pursuant to the Articles of Incorporation of Municipal Bond Fund, as amended and supplemented, or the by-laws of Municipal Bond Fund, as amended, or, to the best of such counsel’s knowledge, otherwise); (iii) this Agreement has been duly authorized, executed, and delivered by Municipal Bond Fund, and represents a valid and binding contract, enforceable in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity, and provided further, that such counsel shall express no opinion whether the indemnification covenants contained in this Agreement are permitted by law; (iv) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate the Articles of Incorporation of Municipal Bond Fund, as amended and supplemented, the by-laws of Municipal Bond Fund, as amended, or, to the best of such counsel’s knowledge, Maryland law; (v) to the best of such counsel’s knowledge, no consent, approval, authorization or order of any Maryland state court or governmental authority is required for the consummation by Municipal Bond Fund of the Reorganization, except such as have been obtained under Maryland law; and (vi) such opinion is solely for the benefit of Limited Maturity Trust and its Trustees and officers. In giving the opinion set forth above, Sidley Austin Brown & Wood LLP may state that it is relying on certain certificates of officers of FAM, Merrill Lynch Investment Managers, L.P. (“MLIM”), FDS, and Municipal Bond Fund with regard to matters of fact and certain certificates and written statements of government officials with respect to the organization, existence, and good standing of Municipal Bond Fund.

(f) That Limited Maturity Trust shall have received an opinion of Clifford Chance Rogers & Wells LLP (“Clifford Chance”), as counsel to Municipal Bond Fund, in form satisfactory to Limited Maturity Trust and dated the Closing Date, to the effect that (i) no consent, approval, authorization or order of any United States Federal court or governmental authority is required for the consummation by Municipal Bond Fund of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and the published rules and regulations of the Commission thereunder, and under applicable state securities laws, if any; (ii) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, as of its effective date, appears on its face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act, and the 1940 Act and the published rules and regulations of the Commission thereunder; (iii) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (iv) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (v) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provision of any agreement (known to such counsel) to which Municipal Bond Fund is a party or by which Municipal Bond Fund is bound; (vi) Municipal Bond Fund, to the knowledge of such counsel, is not required to qualify to do business as a foreign corporation in any jurisdiction, except as may be required by state securities laws, and except where each has so qualified or the failure so to qualify would not have a material adverse effect on Municipal Bond Fund, or its stockholders; (vii) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against Municipal Bond Fund, the unfavorable outcome of which would materially and adversely affect Municipal Bond Fund; and (viii) all corporate actions required to be taken by Municipal Bond Fund to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions on the part of Municipal Bond Fund. Such opinion also shall state that (x) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement, nothing has come to its attention that would lead it to believe that, on the effective date of the N-14 Registration Statement, (1) the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the Proxy Statement and Prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (y) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Clifford Chance may state that it is relying on certain certificates of officers of FAM, MLIM, FDS, and Municipal Bond Fund with regard to matters of fact; certain certificates and written statements of governmental officials with respect to the good standing of Municipal Bond Fund, and the opinion of Sidley Austin Brown & Wood LLP as to matters of Maryland law.

(g) That Municipal Bond Fund on behalf of the Limited Maturity Portfolio shall have received an opinion of Sidley Austin Brown & Wood LLP, special tax counsel to Municipal Bond Fund and the Limited Maturity Portfolio, to the effect that for Federal income tax purposes (i) the transfer of substantially all of the assets of the Florida Fund to the Limited Maturity Portfolio and the simultaneous distribution of shares of common stock of the Limited Maturity Portfolio as provided in this Agreement will each constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and the Florida Fund will be deemed to be a “party” to the Reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to the Florida Fund as a result of the asset transfer in return for shares of common stock of the Limited Maturity Portfolio or on the distribution of the shares of common stock of the Limited Maturity Portfolio to shareholders of the Florida Fund under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to the Limited Maturity Portfolio on the receipt of assets of the Florida Fund in return for shares of the Limited Maturity Portfolio; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the shareholders of the Florida Fund on the receipt of Corresponding Shares of the Limited Maturity Portfolio in return for their Florida Fund shares; (v) in accordance with Section 362(b) of the Code, the tax basis of assets of the Florida Fund in the hands of the Limited Maturity Portfolio will be the same as the tax basis of such assets in the hands of the Florida Fund immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of the Limited Maturity Portfolio received by the shareholders of the Florida Fund in the Reorganization will be equal to the tax basis of the shares of beneficial interest of the Florida Fund surrendered; (vii) in accordance with Section 1223 of the Code, a shareholder’s holding period for the Corresponding Shares of the Limited Maturity Portfolio will be determined by including the period for which such shareholder held the shares of the Florida Fund, provided, that such Florida Fund shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, the Limited Maturity

Portfolio’s holding period with respect to the assets of the Florida Fund transferred will include the period for which such assets were held by the Florida Fund; and (ix) the taxable year of the Florida Fund will end on the effective date of the Reorganization, and pursuant to Section 381(a) of the Code and regulations thereunder, the Limited Maturity Portfolio will succeed to and take into account certain tax attributes of the Florida Fund, such as earnings and profits, capital loss carryovers and method of accounting.

(h) That all proceedings taken by Municipal Bond Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Limited Maturity Trust.

(i) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Municipal Bond Fund, contemplated by the Commission.

(j) That Limited Maturity Trust shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Closing Date, in form and substance satisfactory to Limited Maturity Trust, to the effect that (i) they are independent public accountants with respect to Municipal Bond Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of the Limited Maturity Portfolio included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; and (iii) on the basis of limited procedures agreed upon by Limited Maturity Trust and Municipal Bond Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of the Limited Maturity Portfolio included in the N-14 Registration Statement, and inquiries of certain officials of Municipal Bond Fund responsible for financial and accounting matters, nothing came to its attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Limited Maturity Trust and Municipal Bond Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to the Limited Maturity Portfolio appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Municipal Bond Fund or from schedules prepared by officials of Municipal Bond Fund having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(k) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Municipal Bond Fund or would prohibit the Reorganization.

(l) That Limited Maturity Trust shall have received from the Commission such orders or interpretations as Sidley Austin Brown & Wood LLP, as counsel to Limited Maturity Trust and the Florida Fund, deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, and the 1940

Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

9.     Municipal Bond Fund Conditions.

      The obligations of Municipal Bond Fund, on behalf of the Limited Maturity Portfolio hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Trustees of Limited Maturity Trust and by the affirmative vote of the holders of a majority of the shares of beneficial interest of the Florida Fund issued and outstanding and entitled to vote thereon, all classes voting together as a single class at the Meeting, at or prior to the Valuation Time; and that Limited Maturity Trust shall have delivered to Municipal Bond Fund a copy of the resolution approving this Agreement adopted by the Board of Trustees of Limited Maturity Trust, and a certificate setting forth the vote of the shareholders of the Florida Fund obtained, each certified by the Secretary of Limited Maturity Trust.

(b) That Limited Maturity Trust shall have furnished to Municipal Bond Fund a statement of the Florida Fund’s assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of Investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on behalf of Limited Maturity Trust by its President (or any Vice President) and its Treasurer, and a certificate of both such officers, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date, there has been no material adverse change in the financial position of the Florida Fund since the date of its most recent Annual Report to Shareholders, other than changes in the Investments since that date or changes in the market value of the Investments.

(c) That Limited Maturity Trust shall have furnished to Municipal Bond Fund a certificate signed by the President of Limited Maturity Trust (or any Vice President) and its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date, all representations and warranties of Limited Maturity Trust made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and that Limited Maturity Trust has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(d) That Limited Maturity Trust shall have delivered to Municipal Bond Fund a letter from Deloitte & Touche LLP, dated the Closing Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns of Limited Maturity Trust with respect to the Florida Fund for the period ended July 31, 2001 (which returns originally were prepared and filed by Limited Maturity Trust), and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of the Florida Fund for the period covered thereby; and that for the period from August 1, 2001, to and including the Closing Date and for any taxable year of Limited Maturity Trust ending upon the termination of the Florida Fund, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from August 1, 2001, to and including the Closing Date and for any taxable year of Limited Maturity Trust ending upon the termination of the Florida Fund or that Limited Maturity Trust would not continue to qualify as a regulated investment company for Federal income tax purposes.

(e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f) That Municipal Bond Fund shall have received an opinion of Bingham Dana LLP, Massachusetts counsel to Limited Maturity Trust, in form satisfactory to Municipal Bond Fund and dated as of the

Closing Date, to the effect that (i) Limited Maturity Trust is a trust with transferable shares of beneficial interest validly existing and in good standing in conformity with the laws of the Commonwealth of Massachusetts; (ii) this Agreement, to the extent Massachusetts law applies, has been duly authorized and executed by Limited Maturity Trust; (iii) the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by Limited Maturity Trust; (iv) the execution and delivery of this Agreement by Limited Maturity Trust and the consummation of the Reorganization do not violate the Declaration of Trust of Limited Maturity Trust, as amended, the by-laws of Limited Maturity Trust, as amended, or, to the best of such counsel’s knowledge, Massachusetts law; and (v) to the best of such counsel’s knowledge, no consent, approval, authorization or order of any Massachusetts state court or governmental authority is required under Massachusetts law for the consummation by Limited Maturity Trust of the Reorganization, except (a) a filing with the Secretary of the Commonwealth of Massachusetts to terminate the Florida Fund as a series of Limited Maturity Trust, (b) a filing with the Secretary of the Commonwealth of Massachusetts to terminate Limited Maturity Trust as a Massachusetts business trust, and (c) such as may be required under Massachusetts state securities laws, about which such counsel need not express any opinion. Such opinion may state that it is solely for the benefit of Municipal Bond Fund and its Directors and officers. In giving the opinion set forth above, Bingham Dana LLP may state that it is relying on certain certificates of officers of FAM, MLIM, FDS, and Limited Maturity Trust with regard to matters of fact and certain certificates and written statements of government officials with respect to the organization, existence, and good standing of Limited Maturity Trust.

(g) That Municipal Bond Fund shall have received an opinion of Sidley Austin Brown & Wood LLP, as counsel to Limited Maturity Trust and the Florida Fund, in form satisfactory to Municipal Bond Fund and dated as of the Closing Date, with respect to the matters specified in Section 8(f) of this Agreement and such other matters as Municipal Bond Fund reasonably may deem necessary or desirable.

(h) That Municipal Bond Fund shall have received an opinion of Sidley Austin Brown & Wood LLP, as special tax counsel to Limited Maturity Trust and the Florida Fund, with respect to the matters specified in Section 8(g) of this Agreement.

(i) That the Investments to be transferred to Municipal Bond Fund shall not include any assets or liabilities which the Limited Maturity Portfolio, by reason of charter limitations or otherwise, may not properly acquire or assume [or which may not be disposed of in the ordinary course of business of the Limited Maturity Portfolio].

(j) That all proceedings taken by Limited Maturity Trust and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Municipal Bond Fund.

(k) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Limited Maturity Trust, contemplated by the Commission.

(l) That Municipal Bond Fund shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Closing Date, in form and substance satisfactory to Municipal Bond Fund, to the effect that (i) they are independent public accountants with respect to Limited Maturity Trust within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of the Florida Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by Limited Maturity Trust and Municipal Bond Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of the Florida Fund included in the N-14 Registration Statement, and inquiries of certain officials of Limited Maturity Trust responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Limited Maturity Trust and Municipal Bond Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to the Florida Fund appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Limited Maturity Trust or from schedules prepared by officials of Limited Maturity Trust having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(m) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Limited Maturity Trust or would prohibit the Reorganization.

(n) That, Municipal Bond Fund shall have received from the Commission such orders or interpretations as Clifford Chance, as counsel to Municipal Bond Fund, deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

(o) That prior to the Closing Date, Limited Maturity Trust shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to shareholders of the Florida Fund all of its investment company taxable income, tax-exempt net income, and net capital gain for the period from August 1, 2001 to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of the Florida Fund’s net capital gain, if any, realized for the period from August 1, 2001 to and including the Closing Date.

10.     Termination, Postponement and Waivers.

      (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Florida Fund) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Board of Trustees of Limited Maturity Trust and the Board of Directors of Municipal Bond Fund; (ii) by the Board of Trustees of Limited Maturity Trust if any condition of Limited Maturity Trust’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Municipal Bond Fund if any condition of Municipal Bond Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

      (b) If the transaction contemplated by this Agreement have not been consummated by December 31, 2002, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to in writing by the Board of Trustees of Limited Maturity Trust and the Board of Directors of Municipal Bond Fund.

      (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either Limited Maturity Trust or Municipal Bond Fund or persons who are their trustees, directors, officers, agents, stockholders or shareholders in respect of this Agreement.

      (d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Trustees of Limited Maturity Trust or the Board of Directors of Municipal Bond Fund, respectively (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Florida Fund and the Limited Maturity Portfolio, respectively, on behalf of which such action is taken. In addition, the Board of Trustees of Limited Maturity Trust and the Board of Directors of Municipal Bond Fund have delegated to FAM, as the investment advisor to each, the ability to make non-material changes to the transaction if FAM deems it to be in the best interests of Limited Maturity Trust and Municipal Bond Fund to do so.

      (e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Limited Maturity Trust nor Municipal Bond Fund nor any of their officers, directors or trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director or trustee, agent or shareholder of Limited Maturity Trust or any officer, director or trustee, agent or stockholder of Municipal Bond Fund against any liability to the entity for which that officer, director or trustee, agent or stockholder or shareholder so acts or to its shareholders or stockholders, to which that officer, director or trustee, agent or shareholder or stockholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

      (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Board of Trustees of Limited Maturity Trust and the Board of Directors of Municipal Bond Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Florida Fund unless such terms and conditions shall result in a change in the method of computing the number of shares of common stock of the Limited Maturity Portfolio to be issued to the Florida Fund for distribution to the shareholders of the Florida Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Florida Fund prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless Limited Maturity Trust promptly shall call a special meeting of shareholders of the Florida Fund at which such conditions so imposed shall be submitted for approval.

11.     Indemnification.

      (a) Limited Maturity Trust hereby agrees to indemnify and hold Municipal Bond Fund harmless from all loss, liability and expense (including reasonable counsel fees and expenses in connection with the contest of any claim) which Municipal Bond Fund may incur or sustain by reason of the fact that (i) Municipal Bond Fund shall be required to pay any corporate obligation of Limited Maturity Trust, whether consisting of tax deficiencies or otherwise, based upon a claim or claims against Limited Maturity Trust or the Florida Fund which were omitted or not fairly reflected in the financial statements to be delivered to Municipal Bond Fund in connection with the Reorganization; (ii) prior to the Reorganization, any representations or warranties made by Limited Maturity Trust in this Agreement should prove to be false or erroneous in any material respect; (iii) any covenant of Limited Maturity Trust has been breached in any material respect; or (iv) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (b) the Proxy Statement and Prospectus delivered to the shareholders of the Florida Fund and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to Limited Maturity Trust by Municipal Bond Fund.

      (b) Municipal Bond Fund hereby agrees to indemnify and hold Limited Maturity Trust harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) which Limited Maturity Trust may incur or sustain by reason of the fact that (i) prior to the

Reorganization, any representations or warranties made by Municipal Bond Fund in this Agreement should prove false or erroneous in any material respect, (ii) any covenant of Municipal Bond Fund has been breached in any material respect, or (iii) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, not misleading or (b) the Proxy Statement and Prospectus delivered to shareholders of the Florida Fund and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to Municipal Bond Fund by Limited Maturity Trust.

      (c) In the event that any claim is made against Municipal Bond Fund in respect of which indemnity may be sought by Municipal Bond Fund from Limited Maturity Trust under Section 11(a) of this Agreement, or in the event that any claim is made against Limited Maturity Trust in respect of which indemnity may be sought by Limited Maturity Trust from Municipal Bond Fund under Section 11(b) of this Agreement, then the party seeking indemnification (the “Indemnified Party”), with reasonable promptness and before payment of such claim, shall give written notice of such claim to the other party (the “Indemnifying Party”). If no objection as to the validity of the claim is made in writing to the Indemnified Party by the Indemnifying Party within thirty (30) days after the giving of notice hereunder, then the Indemnified Party may pay such claim and shall be entitled to reimbursement therefor, pursuant to this Agreement. If, prior to the termination of such thirty-day period, objection in writing as to the validity of such claim is made to the Indemnified Party, the Indemnified Party shall withhold payment thereof until the validity of such claim is established (i) to the satisfaction of the Indemnifying Party, or (ii) by a final determination of a court of competent jurisdiction, whereupon the Indemnified Party may pay such claim and shall be entitled to reimbursement thereof, pursuant to this Agreement, or (iii) with respect to any tax claims, within seven (7) calendar days following the earlier of (A) an agreement between Limited Maturity Trust and Municipal Bond Fund that an indemnity amount is payable, (B) an assessment of a tax by a taxing authority, or (c) a “determination” as defined in Section 1313(a) of the Code. For purposes of this Section 11, the term “assessment” shall have the same meaning as used in Chapter 63 of the Code and Treasury Regulations thereunder, or any comparable provision under the laws of the appropriate taxing authority. In the event of any objection by the Indemnifying Party, the Indemnifying Party promptly shall investigate the claim, and if it is not satisfied with the validity thereof, the Indemnifying Party shall conduct the defense against such claim. All costs and expenses incurred by the Indemnifying Party in connection with such investigation and defense of such claim shall be borne by it. These indemnification provisions are in addition to, and not in limitation of, any other rights the parties may have under applicable law.

12.     Other Matters.

      (a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares of common stock of the Limited Maturity Portfolio to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c) under the 1933 Act, Municipal Bond Fund will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MERRILL LYNCH MUNICIPAL BOND FUND, INC. (OR ITS STATUTORY SUCCESSOR) OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to FDS with respect to such shares of common stock. Limited Maturity Trust will provide Municipal Bond Fund on the Closing Date with the name of any shareholder of the Florida Fund who is to the knowledge of Limited Maturity Trust an affiliate of Limited Maturity Trust on such date.

      (b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

      (c) Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to Limited Maturity Trust or Municipal Bond Fund, in either case at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn: Terry K. Glenn, President.

      (d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

      (e) A copy of Limited Maturity Trust’s Declaration of Trust, as amended, is on file with the Secretary of the Commonwealth of Massachusetts. Municipal Bond Fund acknowledges that the obligations of or arising out of this instrument are not binding upon any of Limited Maturity Trust’s trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of Limited Maturity Trust.

      (f) Copies of the Articles of Incorporation of Municipal Bond Fund, as amended and supplemented, are on file with the Department of Assessments and Taxation of the State of Maryland and notice is hereby given that this instrument is executed on behalf of the Directors of Municipal Bond Fund.

      This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

MERRILL LYNCH MUNICIPAL BOND FUND, INC.
ON BEHALF OF THE LIMITED MATURITY PORTFOLIO

By:	/s/ DONALD C. BURKE

DONALD C. BURKE, VICE PRESIDENT AND
TREASURER

ATTEST:

/s/ ALICE A. PELLEGRINO

ALICE A. PELLEGRINO, SECRETARY

MERRILL LYNCH MULTI-STATE LIMITED MATURITY MUNICIPAL SERIES TRUST
ON BEHALF OF MERRILL LYNCH FLORIDA LIMITED MATURITY MUNICIPAL BOND FUND

By:	/s/ DONALD C. BURKE

DONALD C. BURKE, VICE PRESIDENT AND
TREASURER

ATTEST:

/s/ ALICE A. PELLEGRINO

ALICE A. PELLEGRINO, SECRETARY

EXHIBIT II

INFORMATION PERTAINING TO BOARD MEMBER NOMINEES

      Certain biographical and other information relating to the Board Member nominee who is an “interested person,” as defined in the Investment Company Act, of Limited Maturity Trust is set forth below:

Name, Address and	Position(s) Held	Term of Office*		Number of
Age of Board Member	with Limited	and Length of	Principal Occupation During Past	MLIM/FAM-Advised	Public
Nominee	Maturity Trust	Time Served	Five Years	Funds Overseen	Directorships

Terry K. Glenn (61)** P.O. Box 9011 Princeton, New Jersey 08543-9011	Trustee and President	Trustee since 1999; President since 1999***	Chairman (Americas Region) since 2001, and Executive Vice President since 1983 of FAM and MLIM (the terms FAM and MLIM, as used herein, include their corporate predecessors); President of Merrill Lynch Mutual Funds since 1999; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of Princeton Administrators, L.P. since 1988; Director of Financial Data Services, Inc. since 1985.	133 registered investment companies consisting of 196 portfolios	None

*	If elected each Board Member nominee will serve until their successors have been duly elected and qualified or until their resignation or removal.

**	Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an “interested person,” as defined in the Investment Company Act, of Limited Maturity Trust based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of Princeton Services; and President of Princeton Administrators, L.P.

***	Mr. Glenn served as Executive Vice President from 1993 until his election as President in 1999.

     Certain biographical and other information relating to the Board Member nominees who are not “interested persons,” as defined in the Investment Company Act, of Limited Maturity Trust is set forth below:

Name, Address and	Position(s) Held	Term of Office*	Principal	Number of
Age of Board Member	with Limited	and Length of	Occupation During	MLIM/FAM-Advised	Public
Nominees	Maturity Trust	Time Served	Past Five Years	Funds Overseen	Directorships

James H. Bodurtha (57)** 36 Popponesset Road Cotuit, Massachusetts 02635	Trustee	Trustee since 1995	Director and Executive Vice President, The China Business Group, Inc. since 1995; Director, the Cahoon Museum of American Art since 1999; Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Chairman, Berkshire Holdings Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.	33 registered investment companies consisting of 37 portfolios	None

Name, Address and	Position(s) Held	Term of Office*	Principal	Number of
Age of Board Member	with Limited	and Length of	Occupation During	MLIM/FAM-Advised	Public
Nominees	Maturity Trust	Time Served	Past Five Years	Funds Overseen	Directorships

Joe Grills (66)** P.O. Box 98 Rapidan, Virginia 22733	N/A	N/A	Member of the Committee of Investment of Employee Benefit Assets of the Association of Financial Professionals (“CIEBA”) since 1986; Member of CIEBA’s Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Corporation (“IBM”) and Chief Investment Officer of IBM Retirement Funds from 1986 to 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund since 1989; Member of the Investment Advisory Committee of the Howard Hughes Medical Institute from 1997 to 2000; Director, Duke Management Company since 1992 and Vice Chairman thereof since 1998; Director, LaSalle Street Fund since 1995; Director, Kimco Realty Corporation since 1997; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998; Director, Montpelier Foundation since 1998 and its Vice Chairman since 2000; Member of the Investment Committee of the Woodberry Forest School since 2000; Member of the Investment Committee of the National Trust for Historic Preservation since 2000.	20 registered investment companies consisting of 49 portfolios	Kimco Realty Corporation
Herbert I. London (62)** 2 Washington Square Village New York, New York 10012	Trustee	Trustee since 1993	John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corp. from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech LP since 1996.	33 registered investment companies consisting of 37 portfolios	None

Name, Address and	Position(s) Held	Term of Office*	Principal	Number of
Age of Board Member	with Limited	and Length of	Occupation During	MLIM/FAM-Advised	Public
Nominees	Maturity Trust	Time Served	Past Five Years	Funds Overseen	Directorships

André F. Perold (49)** Morgan Hall Soldiers Field Boston, Massachusetts 02163	Trustee	Trustee since 1993	Harvard Business School: George Gund Professor of Finance and Banking since 2000; Sylvan C. Coleman Professor of Financial Management from 1993 to 2000; Trustee, Commonfund since 1989; Director, Sanlam Limited and Sanlam Life since 2001; Director, Genbel Securities Limited and Gensec Bank since 1999; Director, Stockback.com since 2000; Director, Sanlam Investment Management from 1999 to 2001; Director, Bulldogresearch.com since 2000; Director, Quantec Limited 1991 to 1999.	33 registered investment companies consisting of 37 portfolios	None
Roberta Cooper Ramo (58)** P.O. Box 2168 500 Fourth Street, N.W. Albuquerque, New Mexico 87107	Trustee	Trustee since 2000	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. since 1993; President, American Bar Association from 1995 to 1996 and Member of the Board of Governors thereof from 1994 to 1997; Partner, Poole, Kelly & Ramo, Attorneys at Law, P.C. from 1977 to 1993; Director, Coopers, Inc. since 1999; Director ECMC Group (service provider to students, schools and lenders) since 2001; Director, United New Mexico Bank (now Wells Fargo) from 1983 to 1988; Director, First National Bank of New Mexico (now First Security) from 1975 to 1976.	33 registered investment companies consisting of 37 portfolios	None
Robert S. Salomon, Jr. (64)** 106 Dolphin Cove Quay Stamford, Connecticut 06902	N/A	N/A	Principal of STI Management (investment adviser) since 1994; Chairman and CEO of Salomon Brothers Asset Management Inc. from 1992 to 1995; Chairman of Salomon Brothers Equity Mutual Funds from 1992 to 1995; regular columnist with Forbes Magazine from 1991 to 2001; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers Inc. from 1975 to 1991; Trustee, Commonfund from 1980 to 2001.	16 registered investment companies consisting of 36 portfolios	None

Name, Address and	Position(s) Held	Term of Office*	Principal	Number of
Age of Board Member	with Limited	and Length of	Occupation During	MLIM/FAM-Advised	Public
Nominees	Maturity Trust	Time Served	Past Five Years	Funds Overseen	Directorships

Melvin R. Seiden (71)** 780 Third Avenue, Suite 2502, New York, New York 10017	N/A	N/A	Director of Silbanc Properties, Ltd. (real estate, investment and consulting) since 1987; Chairman and President of Seiden & de Cuevas, Inc. (private investment firm) from 1964 to 1987.	16 registered investment companies consisting of 36 portfolios	None
Stephen B. Swensrud (68)** 88 Broad Street, 2nd Floor, Boston, Massachusetts 02110	N/A	N/A	Chairman of Fernwood Advisors (investment adviser) since 1996; Principal of Fernwood Associates (financial consultant) since 1975; Chairman of RPP Corporation (manufacturing) since 1978; Director, International Mobile Communications, Inc. (telecommunications) since 1998.	42 registered investment companies consisting of 87 portfolios	None

*	If elected each Board Member nominee will serve until their successors have been duly elected and qualified or until their resignation or removal.

**	Each of the Board Member nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser and is a member of the Audit and Nominating Committee of each B on which he or she currently serves as a Board Member and will be a member of the Audit and Nominating Committee of Limited Maturity Trust.

     Certain biographical and other information relating to the officers of Limited Maturity Trust is set forth below:

	Position(s) Held	Term of Office**	Principal	Number of
Name, Address* and	with Limited	and Length of	Occupation During	MLIM/FAM-Advised	Public
Age of Officers	Maturity Trust	Time Served	Past Five Years	Funds Overseen	Directorships

Donald C. Burke (41)	Vice President and Treasurer	Vice President since 1993; Treasurer since 1999	First Vice President of FAM and MLIM since 1997 and the Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton since 1999; Vice President of FAMD since 1999; Vice President of FAM and MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.	133 registered investment companies consisting of 196 portfolios	None
Kenneth A. Jacob (50)	Senior Vice President	Senior Vice President since 2001***	First Vice President of MLIM since 1997; Vice President of MLIM from 1984 to 1997; Vice President of FAM since 1984.	47 registered investment companies consisting of 50 portfolios	None
John Loffredo (38)	Senior Vice President	Senior Vice President since 2001	First Vice President of MLIM since 1997; Vice President of MLIM from 1991 to 1997.	47 registered investment companies consisting of 50 portfolios	None

	Position(s) Held	Term of Office**	Principal	Number of
Name, Address* and	with Limited	and Length of	Occupation During	MLIM/FAM-Advised	Public
Age of Officers	Maturity Trust	Time Served	Past Five Years	Funds Overseen	Directorships

Alice A. Pellegrino (41)	Secretary	Secretary since 1999	Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM; Associate with Kirkpatrick & Lockhart LLP from 1992 to 1997.	40 registered investment companies consisting of 49 portfolios	None
Edward J. Andrews (41)	Vice President and Portfolio Manager	Vice President since 1993	Vice President of FAM and MLIM since 1991.	2 registered investment companies consisting of 2 portfolios	None

*	The address of each officer listed above is P.O. Box 9011, Princeton, New Jersey 08543-9011.

**	Elected by and serves at the pleasure of the Board of Limited Maturity Trust.

***	Mr. Jacob served as Vice President from 1993 until his election as Senior Vice President in 2001.

     Information relating to the share ownership by the Board Member nominees as of the Record Date is set forth in the chart below:

		Aggregate Dollar Range
		of Securities in All Registered
	Aggregate Dollar Range	Funds Overseen by Nominee in
Name	of Equity in the Florida Fund	Merrill Lynch Family of Funds

Terry K. Glenn	$0	over $100,000
James H. Bodurtha	$0	$50,001 to $100,000
Joe Grills	$0	over $100,000
Herbert I. London	$0	$50,001 to $100,000
André F. Perold	$0	over $100,000
Roberta Cooper Ramo	$0	$0
Robert S. Salomon, Jr.	$0	$0
Melvin R. Seiden	$0	$1 to $10,000
Stephen B. Swensrud	$0	$0

      As of the Record Date, no Board Member Nominee who is a non-interested person of Limited Maturity Trust owned securities beneficially or of record in ML & Co.

EXHIBIT III

RATINGS OF MUNICIPAL BONDS AND COMMERCIAL PAPER

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Municipal Bond Ratings

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Note: These bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aal, A1, Baal, Bal and B1.

      Short-term Notes: The three ratings of Moody’s for short-term notes are MIG 1/ VMIG 1, MIG 2/ VMIG 2, and MIG 3/ VMIG 3; MIG 1/ VMIG 1 denotes “best quality, enjoying strong protection from established cash flows”; MIG 2/ VMIG 2 denotes “high quality” with “ample margins of protection”; MIG 3/ VMIG 3 instruments are of “favorable quality ... but ... lacking the undeniable strength of the preceding grades.”

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Description of Moody’s Commercial Paper Ratings

      Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

      Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-I repayment capacity will often be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins, in earning coverage of fixed financial charges and high internal cash generation; and with established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

      Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s, A Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Municipal Debt Ratings

      A Standard & Poor’s municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

      The debt rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

      The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;

III.	Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA	Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity of the obligor to meet its financial commitment on the obligation is extremely strong.

AA	Debt rated “AA” differs from the highest-rated issues only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

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A	Debt rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	Debt rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB B	Debt rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest degree of speculation.

CCC CC C	While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

D	Debt rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the tiling of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

      Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c	The “c” subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment grade level and/or the issuer’s bonds are deemed taxable.

p	The letter “p” indicates that the rating is provisional, A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of the debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r	The “r” highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies: certain swans and options: and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

Description of Standard & Poor’s Commercial Paper Ratings

      A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest quality obligations to “D” for the lowest. These categories are as follows:

A- 1	This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A- 2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

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A- 3	Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having only speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D	Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired unless Standard & Poor’s believes that such payments will be made during such grace period.

A	commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

Description of Standard & Poor’s Note Rating

      A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to such notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

—	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

—	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

      Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest

Description of Fitch Rating’s (“Fitch”) Investment Grade Bond Ratings

      Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

      Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

      Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

      Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

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      Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA	Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA	Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

A	Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB	Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

Description Of Fitch’s Speculative Grade Bond Ratings

      Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings (“BB” to “C”) represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating (“DDD” to “D”) is an assessment of the ultimate recovery value through reorganization or liquidation.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

      Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB	Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B	Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC	Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC	Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

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C	Bonds are in imminent default in payment of interest or principal.

DDD DD D	Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

      Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

Description of Fitch’s Short-Term Ratings

      Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

      The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

      Fitch short-term ratings are as follows:

F-1+	Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F- 1	Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+”.

F- 2	Good Credit Quality. Issues. assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned “F-1+” and “F-1” ratings.

F- 3	Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F- S	Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D	Default. Issues assigned this rating are in actual or imminent payment default.

LOC	The symbol “LOC” indicates that the rating is based on a letter of credit issued by a commercial bank.

Notes to Fitch’s Investment Grade Bond Ratings. Speculative Grade Bond Ratings. and Short-Term Rating

NR	Indicates that Fitch does not rate the specific issue.

Conditional	A conditional ratite is premised on the successful completion of a project or the occurrence of a specific event.

Suspended	A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn	A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch’s discretion. when an issuer fails to furnish proper and timely information.

Ratings Watch	Ratings are placed own Rating Watch to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive:” indicating a potential upgrade. “Negative.” for potential downgrade, or

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“Evolving.” where ratings may be raised or lowered. Rating Watch is relatively short-term, and should be resolved within three to 12 months.

Ratings Outlook

      An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as “Positive” or “Negative.” The absence of a designation indicates a stable outlook.

III-7

EXHIBIT IV

SECURITY OWNERSHIP

      To the knowledge of Limited Maturity Trust, the following persons or entities owned beneficially or of record 5% or more of any class of the Florida Fund’s outstanding shares as of the Record Date.

Florida Fund

	Percentage of Class Owned				Owned

Shareholder Name and Address*	Class A	Class B	Class C	Class D	Beneficially	Of Record

Claude Nolan Inc.	15.64%				✓
Connor Brown Co.	15.64%				✓
Nolan Brown Motors Inc.	15.35%				✓
Roy A. Ballantyne and Shirley E Ballantyne	13.22%				✓
Shirley E. Ballantyne TTEE UAD 10/24/86 By Shirley E. Ballantyne	9.04%				✓
Roy A. Ballantyne TTEE UAD 10/24/86 By Roy A. Ballantyne	9.04%				✓
Molly E. Pigadis TTEE UAD 5/15/89 By Molly E. Pigadis		7.52%			✓
Mark S. Angle and Mercedes Angle JTWROS			72.09%		✓
Craig Canazzi TTEE Francis B. Brogan Jr. TTEE
U/A DTD 01/30/87 By Henry Donald Canazzi			27.27%		✓
Mrs. Gale Young McBride				34.98%	✓
Miss Patricia J. Berg				11.79%	✓
Merrill Lynch Trust Co., FSB** Custodian of the Mary E. Carlson TTEE Custody				8.84%		✓

*	Unless otherwise indicated, the address for each shareholder listed above is: c/o Merrill Lynch Florida Limited Maturity Municipal Bond Fund of Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

**	The underlying plan fiduciary has authority to vote and to dispose of the shares. Merrill Lynch Trust Company does not have the power to vote these shares except at the direction of the underlying plan fiduciary or an independent trustee. To the knowledge of the Florida Fund, no underlying plan participant is the beneficial owner of 5% or more of the shares of the Florida Fund.

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     To the knowledge of Municipal Bond Fund, the following persons or entities owned beneficially or of record 5% or more of any class of the Limited Maturity Portfolio’s outstanding shares as of the Record Date.

Limited Maturity Portfolio

	Percentage of Class Owned				Owned

Shareholder Name and Address*	Class A	Class B	Class C	Class D	Beneficially	Of Record

Ronald A. Schiavone TTEE Pledged Collateral Acct — MLL U/A DTD 06/21/91 By Ronald A. Schiavone			19.98%		✓
Jennifer D. Long			14.43%		✓
Marion E. Huggins TTEE U/A DTD 06/23/1995 By Lewis H. & Marion Huggins			11.75%		✓
Mrs Lillian T. Reinhardt			8.37%		✓
Ronit Adler MD and Jeffrey M. Epstein MD TIC			8.00%		✓
Olga T. Rust			6.26%		✓
C.H. Welles IV c/o Wells & McGraph			5.58%		✓
Kurt Knowles			5.43%		✓
Onstead Interests, Ltd.				30.71%	✓
Advanced Neuromodulation Systems Inc.				5.33%	✓

*	Unless otherwise indicated, the address for each shareholder listed above is: c/o Limited Maturity Portfolio of Merrill Lynch Municipal Bond Fund, Inc., 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

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